Exhibit 99.2

FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2011

BASIS OF PRESENTATION

GENERAL INFORMATION

Unless the context indicates otherwise, references in the accompanying financial information (the “Supplemental”) to the “Corporation” refer to General Growth Properties, Inc. and references to “GGP” or the “Company” refer to the Corporation, its direct and indirect subsidiaries, and consolidated and unconsolidated entities.  Where references are made to “RPI”, this refers to Rouse Properties, Inc.  RPI, which as described below, was spun off to holders of the Corporation’s common stock on January 12, 2012.  Additionally, where reference is made to “GAAP”, this refers to accounting principles generally accepted in the United States.

GGP emerged from bankruptcy, pursuant to a plan of reorganization (the “Plan”), on November 9, 2010 (the “Effective Date”).  The Plan provided for a $6.8 billion equity infusion (“Plan Recapitalization”); the repayment, reinstatement or replacement of certain debt; the repayment in full of allowed bankruptcy claims and the separation of GGP into two public companies, The Howard Hughes Corporation (“HHC”), a spin-off to focus on the master planned communities and other development opportunities, with the assets remaining in GGP consisting primarily of a high-quality retail property portfolio.

The structure of the Plan triggered the application of the acquisition method of accounting (“Acquisition Accounting”) as of the Effective Date as New GGP (“Successor”) acquired control of the existing Company (“Predecessor”).  Acquisition Accounting results in an adjustment to the carrying value of the assets and liabilities of the Successor with a resultant impact on the Corporation’s operations due to changes in recognized depreciation, amortization of intangible assets and liabilities, and interest expense adjusted for current market rates.  The Plan also resulted in significant expenditures, primarily professional fees and settlement costs, which impact current operations.  In addition, the creation of HHC, and GGP’s intent to sell or dispose of certain retail assets, results in these assets being classified as discontinued operations.

RPI INFORMATION

In December 2011, the Board of Directors approved the spin-off to holders of the Corporation’s common stock, in the form of a special taxable dividend, shares of the newly-formed RPI. The spin-off was consummated on January 12, 2012.  For every share of the Corporation’s common stock, such holder received approximately 0.0375 shares of RPI common stock.  As the spin-off transaction did not occur until 2012, the assets, liabilities and results of operations of RPI are included in the consolidated financial statements of GGP as of December 31, 2011.

This Supplemental includes certain financial information with and without RPI for the three and twelve months ended December 31, 2011. The Company has provided this information in order to illustrate the impact that the spin-off would have had on the Company’s 2011 results and to provide more meaningful information about the Company’s ongoing operations.  Any RPI information included in this Supplemental (i) is derived solely from the consolidating financial information included in the Company’s consolidated financial results, (ii) has not been audited by RPI’s auditors and (iii) has not been reviewed or adopted by RPI.  Accordingly, the RPI information included herein may differ from the information that is publicly reported by RPI following completion of its audit for the year ended December 31, 2011.

PROPERTY INFORMATION

The Company has presented information on its consolidated and unconsolidated properties (“Proportionate” or “at share”) in certain schedules included within this Supplemental.  This form of presentation offers insights into the financial performance and condition of the Company as a whole, given the significance of the Company’s unconsolidated property operations that are owned through investments accounted for under the equity method.

NON-GAAP MEASURES

This Supplemental makes reference to real estate property net operating income (“NOI”), earnings before interest, taxes, depreciation and amortization (“EBITDA”), and funds from operations (“FFO”).  NOI is defined as income from property operations after operating expenses have been deducted, but prior to deducting financing, administrative and income tax expenses.  EBITDA is defined as NOI less certain property management, administrative expenses and preferred unit distributions, net of management fees and other operational items.  FFO is defined as net income (loss) attributable to common stockholder in accordance with GAAP, excluding impairment write-downs on depreciable real estate, gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, plus real estate related depreciation and amortization and including adjustments for unconsolidated partnerships and joint ventures.  NOI, EBITDA and FFO are presented in the Supplemental on a proportionate basis, which includes GGP’s share from consolidated and unconsolidated properties.  As we conduct substantially all of our business through GGP Limited Partnership (the “Operating Partnership”, which is 99% owned by GGP) and we include the conversion of non-GGP limited common units of the Operating Partnership in the total diluted weighted average FFO per share amounts, all FFO amounts in this Supplemental reflect the FFO of the Operating Partnership.

In order to present GGP’s operations in a manner most relevant to its future operations, Core EBITDA, Core FFO and Core NOI have been presented to exclude certain non-cash and non-recurring revenue and expenses.  A reconciliation of NOI to Core NOI, EBITDA to Core EBITDA, and FFO to Core FFO has been included in the “Reconciliation of Core NOI, Core EBITDA, and Core FFO” schedule  included within.

NOI, EBITDA, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) available to common stockholders.  For reference, as an aid in understanding management’s computation of NOI, EBITDA, and FFO, a reconciliation of NOI to consolidated operating income, EBITDA, and FFO to net income (loss) in accordance with GAAP has been included in the “Reconciliation of Non-GAAP to GAAP Financial Measures” schedule.

TABLE OF CONTENTS

Page

Financial Overview
GAAP Financial Schedules:
Consolidated Balance Sheets	1
Consolidated Statements of Income	2

Proportionate Financial Schedules:
Proportionate Balance Sheet	3
Overview	4
Reconciliation of Core NOI, Core EBITDA, and Core FFO	5
QTD Portfolio Results and Funds From Operations (FFO)	6
YTD Portfolio Results and Funds From Operations (FFO)	7
Core and Comparable Core NOI Summary	8

Mortgages, Notes, and Loans Payable
Summary	9
Detail	10-14

Asset Transactions
Summary of Acquisitions and Dispositions	15
Discontinued Operations	16-17

Reconciliations
Non-Cash Revenue and Expenses Reflected in FFO	18
Reconciliation of Non-GAAP to GAAP Financial Measures	19

Portfolio Operating Metrics
Key Operating Performance Indicators	20
Signed Leases - All Except Anchors	21
Lease Expiration Schedule & Top Ten Tenants	22
Property Schedule	23-28

Miscellaneous
Capital Information	29
Change in Total Common and Equivalent Shares	30
Development Summary	31
Corporate Information	32
Glossary of Terms	33

This presentation contains forward-looking statements.  Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons.  Readers are referred to the documents filed by General Growth Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in this release.  Except to the extent required by law, the Company disclaims any obligation to update any forward-looking statements.

SELECT SCHEDULE DEFINITIONS

Page	Schedule	Description
Proportionate Financial Schedules:
3	Proportionate Balance Sheet

The proportionate balance sheet, adjusts GGP’s GAAP balance sheet for non-controlling interests and adds the Company’s proportionate share of assets and liabilities related to investments in Unconsolidated Properties, accounted for under the equity method.

5	Reconciliation of Core NOI, Core EBITDA, and Core FFO

Reconciliation of NOI to Core NOI, EBITDA to Core EBITDA, and FFO to Core FFO, where “Core” figures exclude certain non-cash and non-recurring revenue and expenses that are not indicative of future operations.

6-7	Portfolio Results and Funds From Operations (FFO)	Proportionate detail of Portfolio Results and FFO for the three and twelve months ended December 30, 2011 and 2010.
Portfolio Operating Metrics:
20	Key Operating Performance Indicators	Certain mall operating measures presented on a comparable basis. See Glossary of Terms for detailed descriptions.
23-28	Property Schedule

By Property, gross leasable area detail, including:
Anchor tenant listing
Ownership percentage
Gross leasable area by space type (mall, anchor, strip center, office)
Occupancy percentage

See Glossary of Terms for detailed descriptions.

GAAP Financial Schedules

FINANCIAL OVERVIEW

Consolidated Balance Sheets (1)

Includes RPI

(in thousands)

	December 31, 2011	December 31, 2010
Assets:
Investment in real estate:
Land	$4,608,021	$4,722,674
Buildings and equipment	19,813,510	20,300,355
Less accumulated depreciation	(973,027)	(129,794)
Developments in progress	135,807	117,137
Net property and equipment	23,584,311	25,010,372
Investment in and loans to/from Unconsolidated Real Estate Affiliates	3,052,973	3,153,698
Net investment in real estate	26,637,284	28,164,070
Cash and cash equivalents	572,872	1,021,311
Accounts and notes receivable, net	218,455	114,099
Deferred expenses, net	169,545	175,669
Prepaid expenses and other assets	1,803,796	2,300,452
Assets held for disposition	116,199	591,778
Total Assets	$29,518,151	$32,367,379

Liabilities:
Mortgages, notes and loans payable	$17,129,506	$17,841,757
Accounts payable and accrued expenses	1,444,280	1,893,571
Distribution payable	526,332	38,399
Deferred tax liabilities	29,220	36,463
Tax indemnification liability	303,750	303,750
Junior Subordinated Notes	206,200	206,200
Warrant liability	985,962	1,041,004
Liabilities held for disposition	89,761	592,122
Total Liabilities	20,715,011	21,953,266
Redeemable noncontrolling interests:
Preferred	120,756	120,756
Common	103,039	111,608
Total Redeemable Noncontrolling Interests	223,795	232,364
Equity:
Total stockholders’ equity	8,483,329	10,079,102
Noncontrolling interests in consolidated real estate affiliates	96,016	102,647
Total Equity	8,579,345	10,181,749
Total Liabilities and Equity	$29,518,151	$32,367,379

(1)   Presented in accordance with GAAP.

FINANCIAL OVERVIEW

Consolidated Statements of Income (1)

Includes RPI

(in thousands, except per share)

	Three Months Ended				Year Ended
	Successor	Successor	Predecessor	Combined	Successor	Successor	Predecessor	Combined
	December 31, 2011	November 10, 2010 - December 31, 2010	October 1, 2010 - November 9, 2010	December 31, 2010	December 31, 2011	November 10, 2010 - December 31, 2010	January 1, 2010 - November 9, 2010	December 31, 2010

Revenues:
Minimum rents	$446,509	$255,599	$196,381	$451,980	$1,738,246	$255,599	$1,522,703	$1,778,302
Tenant recoveries	190,020	108,994	84,495	193,489	794,378	108,994	690,292	799,286
Overage rents	35,417	19,691	9,217	28,908	67,309	19,691	34,540	54,231
Management fees and other corporate revenues	17,398	8,887	6,288	15,175	61,173	8,887	54,351	63,238
Other	30,248	15,946	7,885	23,831	81,836	15,946	61,069	77,015
Total revenues	719,592	409,117	304,266	713,383	2,742,942	409,117	2,362,955	2,772,072
Expenses:
Real estate taxes	59,535	35,712	25,893	61,605	254,253	35,712	217,270	252,982
Property maintenance costs	27,048	20,030	11,571	31,601	110,052	20,030	89,551	109,581
Marketing	15,937	12,300	3,411	15,711	38,447	12,300	24,185	36,485
Other property operating costs	113,479	67,135	53,221	120,356	455,611	67,135	385,325	452,460
Provision for doubtful accounts	2,572	471	2,137	2,608	6,223	471	15,603	16,074
Property management and other costs	62,186	29,837	12,473	42,310	205,759	29,837	136,787	166,624
General and administrative (2)	15,558	22,262	2,206	24,468	36,003	22,262	24,895	47,157
Provisions for impairment	64,337	—	—	—	64,337	—	4,516	4,516
Depreciation and amortization	235,098	136,207	70,444	206,651	979,328	136,207	561,861	698,068
Total expenses	595,750	323,954	181,356	505,310	2,150,013	323,954	1,459,993	1,783,947
Operating income	123,842	85,163	122,910	208,073	592,929	85,163	902,962	988,125
Interest income	537	723	562	1,285	2,464	723	1,524	2,247
Interest expense	(232,013)	(139,171)	(203,163)	(342,334)	(958,612)	(139,171)	(1,259,275)	(1,398,446)
Warrant adjustment	(264,418)	(205,252)	—	(205,252)	55,042	(205,252)	—	(205,252)
Loss before income taxes, equity in income (loss) / of Unconsolidated Real Estate Affiliates, reorganization items and noncontrolling interests	(372,052)	(258,537)	(79,691)	(338,228)	(308,177)	(258,537)	(354,789)	(613,326)
(Provision for) benefit from income taxes	(989)	8,909	61,900	70,809	(9,256)	8,909	60,456	69,365
Equity in income (loss) of Unconsolidated Real Estate Affiliates	5,432	(504)	(32,190)	(32,694)	2,898	(504)	21,857	21,353
Reorganization items	—	—	(227,987)	(227,987)	—	—	(339,314)	(339,314)
Loss from continuing operations	(367,609)	(250,132)	(277,968)	(528,100)	(314,535)	(250,132)	(611,790)	(861,922)
Discontinued operations (3)	(656)	(5,952)	(638,863)	(644,815)	7,654	(5,952)	(600,618)	(606,570)
Net loss	(368,265)	(256,084)	(916,831)	(1,172,915)	(306,881)	(256,084)	(1,212,408)	(1,468,492)
Allocation to noncontrolling interests	427	1,868	28,129	29,997	(6,291)	1,868	26,650	28,518
Net loss attributable to common stockholders	$(367,838)	$(254,216)	$(888,702)	$(1,142,918)	$(313,172)	$(254,216)	$(1,185,758)	$(1,439,974)
Basic Loss Per Share:
Continuing operations	$(0.39)	$(0.26)	$(0.83)		$(0.34)	$(0.26)	$(1.89)
Discontinued operations	—	(0.01)	(1.97)		0.01	(0.01)	(1.85)
Total basic loss per share	$(0.39)	$(0.27)	$(2.80)		$(0.33)	$(0.27)	$(3.74)
Diluted Loss Per Share:
Continuing operations	$(0.39)	$(0.26)	$(0.83)		$(0.38)	$(0.26)	$(1.89)
Discontinued operations	—	(0.01)	(1.97)		0.01	(0.01)	(1.85)
Total diluted loss per share	$(0.39)	$(0.27)	$(2.80)		$(0.37)	$(0.27)	$(3.74)

(1)              Amounts presented in accordance with GAAP.

(2)              The three and twelve months ended December 31, 2011 and 2010 includes post-emergence bankruptcy related items, including the reversal of previously accrued bankruptcy costs, other gains on settlements, legal fees and professional fees.

(3)              Refer to Pages 16 and 17 (Discontinued Operations).

Proportionate Financial Schedules

FINANCIAL OVERVIEW

Proportionate Balance Sheet, at share

Includes RPI

(In thousands)

	As of December 31, 2011
	Consolidated (1)	Non-Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
Assets:
Investment in real estate:
Land	$4,608,021	$(24,241)	$4,583,780	$678,731	$5,262,511
Buildings and equipment	19,813,510	(158,509)	19,655,001	5,020,731	24,675,732
Less accumulated depreciation	(973,027)	22,786	(950,241)	(181,741)	(1,131,982)
Developments in progress	135,807	(779)	135,028	37,391	172,419
Net property and equipment	23,584,311	(160,743)	23,423,568	5,555,112	28,978,680
Investment in and loans to/from Unconsolidated Real Estate Affiliates	3,052,973	—	3,052,973	(3,052,973)	—
Net investment in real estate	26,637,284	(160,743)	26,476,541	2,502,139	28,978,680
Cash and cash equivalents	572,872	(1,999)	570,873	174,097	744,970
Accounts and notes receivable, net	218,455	(3,198)	215,257	76,428	291,685
Deferred expenses, net	169,545	(8,927)	160,618	63,746	224,364
Prepaid expenses and other assets	1,803,796	(6,298)	1,797,498	233,003	2,030,501
Assets held for disposition	116,199	—	116,199	—	116,199
Total assets	$29,518,151	$(181,165)	$29,336,986	$3,049,413	$32,386,399

Liabilities:
Mortgages, notes and loans payable	$17,129,506	$(81,057)	$17,048,449	$2,780,423	$19,828,872
Accounts payable and accrued expenses	1,444,280	—	1,444,280	—	1,444,280
Distribution payable	526,332	—	526,332	—	526,332
Deferred tax liabilities	29,220	(4,092)	25,128	268,990	294,118
Tax indemnification liability	303,750	—	303,750	—	303,750
Junior Subordinated Notes	206,200	—	206,200	—	206,200
Warrant liability	985,962	—	985,962	—	985,962
Liabilities held for disposition	89,761	—	89,761	—	89,761
Total liabilities	20,715,011	(85,149)	20,629,862	3,049,413	23,679,275

Redeemable noncontrolling interests:
Preferred	120,756	—	120,756	—	120,756
Common	103,039	—	103,039	—	103,039
Total redeemable noncontrolling interests	223,795	—	223,795	—	223,795

Equity:
Common stock	9,353	—	9,353	—	9,353
Additional paid-in capital	10,405,318	—	10,405,318	—	10,405,318
Retained earnings (accumulated deficit)	(1,883,569)	—	(1,883,569)	—	(1,883,569)
Accumulated other comprehensive income	(47,773)	—	(47,773)	—	(47,773)
Total stockholders’ equity	8,483,329	—	8,483,329	—	8,483,329
Noncontrolling interests in consolidated real estate affiliates	96,016	(96,016)	—	—	—
Total equity	8,579,345	(96,016)	8,483,329	—	8,483,329
Total liabilities and equity	$29,518,151	$(181,165)	$29,336,986	$3,049,413	$32,386,399

(1) Presented in accordance with GAAP.

FINANCIAL OVERVIEW

Overview, at share

(in thousands, except per share)

	Three Months Ended		Twelve Months Ended
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Core FFO excluding RPI	$253,956	$207,670	$847,847	$784,677
Core FFO RPI (1)	25,853	22,457	89,161	84,517
Core FFO (2)	$279,809	$230,127	$937,008	$869,194
Core FFO per share - diluted	$0.29	$0.23	$0.95	$0.87

Core FFO from Discontinued Operations	$480	$8,197	$20,448	$115,386
Discontinued Core FFO per share - diluted	$0.00	$0.01	$0.02	$0.12

FFO excluding RPI (3)	$(48,568)	$229,855	$846,470	$531,902
FFO RPI (1)	17,753	730	61,683	80,775
FFO (2)	$(30,815)	$230,585	$908,153	$612,677
FFO per share - diluted	$(0.03)	$0.23	$0.90	$0.62

Core EBITDA excluding RPI	$513,957	$466,707	$1,884,083	$1,842,617
Core EBITDA RPI (1)	39,808	39,597	148,800	152,869
Core EBITDA (2)	$553,765	$506,304	$2,032,883	$1,995,486

Core NOI excluding RPI	$569,263	$529,290	$2,078,153	$2,019,078
Core NOI RPI (1)	42,367	42,136	155,448	161,489
Core NOI (2)	$611,630	$571,426	$2,233,601	$2,180,567

Dividends declared per common share (4)	$0.10	$0.38	$0.40	$0.38
RPI dividend declared per common share (7)	$0.43	$—	$0.43	$—

Weighted average diluted common shares outstanding as of December 31st (5)(6)	974,707	993,999	988,736	993,999

(1)	See “Basis of Presentation - RPI Information”
(2)	Refer to Page 5 (Reconciliation of Core NOI, Core EBITDA, and Core FFO).
(3)	FFO per share excludes the effects of the warrant adjustment to FFO as the income has an anti-dilutive effect.
(4)	1st quarter declared dividend paid April 29, 2011, to shareholders of record on April 15, 2011.
2nd quarter declared dividend paid July 29, 2011, to shareholders of record on July 15, 2011.
3rd quarter declared dividend paid October 31, 2011, to shareholders of record on October 14, 2011.
4th quarter declared dividend paid January 13, 2012, to shareholders of record on December 30, 2011.
(5)	Refer to Page 30 (Change in Total Common and Equivalent Shares).
(6)

Core FFO and FFO per share amounts for the three and twelve months ended December 31, 2010 were determined using December 31 diluted common shares outstanding and calculated assuming the shares were outstanding for the entire period as management believes this presentation to be more meaningful.

(7)	Represents distribution of shares in RPI to shareholders of record on December 30, 2011.

FINANCIAL OVERVIEW

Reconciliation of Core NOI, Core EBITDA, and Core FFO

Includes RPI

	Three Months Ended December 31, 2011			Three Months Ended December 31, 2010			Twelve Months Ended December 31, 2011			Twelve Months Ended December 31, 2010
	Pro Rata Basis	Core Adjustments	Pro Rata Basis Core NOI/EBITDA/FFO	Pro Rata Basis	Core Adjustments	Pro Rata Basis Core NOI/EBITDA/FFO	Pro Rata Basis	Core Adjustments	Pro Rata Basis Core NOI/EBITDA/FFO	Pro Rata Basis	Core Adjustments	Pro Rata Basis Core NOI/EBITDA/FFO

Property revenues:
Minimum rents (3)(4)	$540,495	$29,541	$570,036	$541,370	$11,383	$552,753	$2,092,791	$49,579	$2,142,370	$2,134,891	$(26,546)	$2,108,345
Tenant recoveries	228,003	—	228,003	225,782	—	225,782	937,146	—	937,146	938,343	—	938,343
Overage rents	42,790	—	42,790	33,004	—	33,004	80,193	—	80,193	61,431	—	61,431
Other, including noncontrolling interests	31,285	—	31,285	25,971	—	25,971	85,054	—	85,054	79,733	—	79,733
Total property revenues	842,573	29,541	872,114	826,127	11,383	837,510	3,195,184	49,579	3,244,763	3,214,398	(26,546)	3,187,852
Property operating expenses:
Real estate taxes	74,904	(1,578)	73,326	69,814	(1,324)	68,490	302,268	(6,312)	295,956	294,028	(4,267)	289,761
Property maintenance costs	32,359	—	32,359	37,065	—	37,065	129,280	—	129,280	128,140	—	128,140
Marketing	19,417	—	19,417	18,947	—	18,947	46,983	—	46,983	44,086	—	44,086
Other property operating costs	134,310	(1,643)	132,667	140,669	(1,596)	139,073	536,256	(6,621)	529,635	532,626	(6,290)	526,336
Provision for doubtful accounts	2,715	—	2,715	2,509	—	2,509	9,308	—	9,308	18,962	—	18,962
Total property operating expenses	263,705	(3,221)	260,484	269,004	(2,920)	266,084	1,024,095	(12,933)	1,011,162	1,017,842	(10,557)	1,007,285
Core NOI	$578,868	$32,762	$611,630	$557,123	$14,303	$571,426	$2,171,089	$62,512	$2,233,601	$2,196,556	$(15,989)	$2,180,567
Management fees and other corporate revenues	18,629	(9)	18,620	16,908	(1,005)	15,903	66,312	(421)	65,891	79,196	(13,083)	66,113
Property management and other costs (5)	(68,538)	14,317	(54,221)	(48,770)	(562)	(49,332)	(228,507)	31,395	(197,112)	(199,227)	16,814	(182,413)
General and administrative (6)	(19,704)	88	(19,616)	(33,402)	4,547	(28,855)	(46,626)	(13,217)	(59,843)	(61,365)	2,428	(58,937)
Preferred unit distributions	(2,648)	—	(2,648)	(2,838)	—	(2,838)	(9,654)	—	(9,654)	(9,844)	—	(9,844)
EBITDA before provisions for impairment and reorganization items	$506,607	$47,158	$553,765	$489,021	$17,283	$506,304	$1,952,614	$80,269	$2,032,883	$2,005,316	$(9,830)	$1,995,486
Provisions for impairment	(916)	916	—	—	—	—	(916)	916	—	—	—	—
Reorganization items	—	—	—	(227,987)	227,987	—	—	—	—	(339,319)	339,319	—
Core EBITDA	$505,691	$48,074	$553,765	$261,034	$245,270	$506,304	$1,951,698	$81,185	$2,032,883	$1,665,997	$329,489	$1,995,486
Depreciation on non-income producing assets	(1,978)	—	(1,978)	(1,743)	—	(1,743)	(6,561)	—	(6,561)	(8,168)	—	(8,168)
Interest income	1,479	—	1,479	3,785	—	3,785	8,534	—	8,534	9,084	—	9,084
Interest expense:												—
Default interest	(1,132)	1,132	—	(48,006)	48,006	—	(62,089)	62,089	—	(131,745)	131,745	—
Interest expense relating to extinguished debt	—	—	—	(33,527)	33,527	—	(11,045)	11,045	—	(234,162)	234,162	—
Mark-to-market adjustments on debt	3,420	(3,420)	—	(19,913)	19,913	—	15,725	(15,725)	—	(54,984)	54,984	—
Write-off of mark-to-market adjustments on extinguished debt	148	(148)	—	—	—	—	47,614	(47,614)	—	—	—	—
Debt extinguishment expenses	36	(36)	—	(1)	1	—	(1,565)	1,565	—	(99)	99	—
Interest on existing debt	(273,031)	—	(273,031)	(279,390)	—	(279,390)	(1,103,096)	—	(1,103,096)	(1,131,305)	—	(1,131,305)
Warrant adjustment	(264,418)	264,418	—	(205,252)	205,252	—	55,042	(55,042)	—	(205,252)	205,252	—
(Provision for) benefit from income taxes	(1,082)	1,082	—	70,693	(70,693)	—	(9,630)	9,630	—	69,332	(69,332)	—
Other FFO from noncontrolling interests	(426)	—	(426)	1,171	—	1,171	5,248	—	5,248	4,097	—	4,097
FFO from discontinued operations (1)	478	(478)	—	481,734	(481,734)	—	18,278	(18,278)	—	629,882	(629,882)	—
	(30,815)	310,624	279,809	230,585	(458)	230,127	908,153	28,855	937,008	612,677	256,517	869,194
Equity in FFO of Unconsolidated Properties	—	—	—	—	—	—	—	—	—	—	—	—
Core FFO (2)	$(30,815)	$310,624	$279,809	$230,585	$(458)	$230,127	$908,153	$28,855	$937,008	$612,677	$256,517	$869,194

(1)  Refer to Pages 16 and 17 (Discontinued Operations).

(2)  Refer to Page 18 (Non-Cash Revenue and Expenses Reflected in FFO).

(3)  Core adjustments include amounts for straight-line rent of ($10,655) and ($6,594) and above/below market lease amortization of $40,196 and $17,977 for the three months ended December 31, 2011 and 2010, respectively.

(4)  Core adjustments include amounts for straight-line rent of ($103,847) and ($39,419) and above/below market lease amortization of $153,426 and $12,873 for the twelve months ended December 31, 2011 and 2010, respectively.

(5)  Core adjustments primarily include revenues and expenses from our interest in the Turkey joint venture which was sold in the third quarter of 2010, 110 N. Wacker Dr. above market lease amortization, post-emergence bankruptcy-related items, severance costs and costs related to the RPI spin-off.

(6)  Non-comparable general and administrative costs include bankruptcy-related items such as the reversal of previously accrued bankruptcy costs and gains on settlements, partially offset by legal and professional fees.

FINANCIAL OVERVIEW

Portfolio Results and Funds From Operations (FFO), at share

For the Three Months Ended December 31, 2011 and 2010

Includes RPI

(in thousands)

	Three Months Ended December 31, 2011			Three Months Ended December 31, 2010
	Successor	Successor	Successor	Successor	Predecessor	Combined	Successor	Predecessor	Combined	Combined
	Consolidated Properties	Unconsolidated Properties	Pro Rata Basis	Consolidated Properties	Consolidated Properties	Consolidated Properties	Unconsolidated Properties	Unconsolidated Properties	Unconsolidated Properties	Pro Rata Basis
	Dec 31, 2011	Dec 31, 2011	Dec 31, 2011	Nov 10, 2010 - Dec 31, 2010	Oct 1, 2010 - Nov 9, 2010	Dec 31, 2010	Nov 10, 2010 - Dec 31, 2010	Oct 1, 2010 - Nov 9, 2010	Dec 31, 2010	Dec 31, 2010

Property revenues:
Minimum rents	$446,509	$93,986	$540,495	$255,599	$196,381	$451,980	$50,744	$38,646	$89,390	$541,370
Tenant recoveries	190,020	37,983	228,003	108,994	84,495	193,489	19,789	12,504	32,293	225,782
Overage rents	35,417	7,373	42,790	19,691	9,217	28,908	3,043	1,053	4,096	33,004
Other, including noncontrolling interests	25,016	6,269	31,285	14,724	6,438	21,162	3,347	1,462	4,809	25,971
Total property revenues	696,962	145,611	842,573	399,008	296,531	695,539	76,923	53,665	130,588	826,127
Property operating expenses:
Real estate taxes	59,535	15,369	74,904	35,712	25,893	61,605	5,715	2,494	8,209	69,814
Property maintenance costs	27,048	5,311	32,359	20,030	11,571	31,601	3,461	2,003	5,464	37,065
Marketing	15,937	3,480	19,417	12,300	3,411	15,711	2,478	758	3,236	18,947
Other property operating costs	113,479	20,831	134,310	67,135	53,221	120,356	11,477	8,836	20,313	140,669
Provision for doubtful accounts	2,572	143	2,715	471	2,137	2,608	(166)	67	(99)	2,509
Total property operating expenses	218,571	45,134	263,705	135,648	96,233	231,881	22,965	14,158	37,123	269,004
NOI	$478,391	$100,477	$578,868	$263,360	$200,298	$463,658	$53,958	$39,507	$93,465	$557,123
Management fees and other corporate revenues	17,398	1,231	18,629	8,887	6,288	15,175	383	1,350	1,733	16,908
Property management and other costs	(62,186)	(6,352)	(68,538)	(29,837)	(12,473)	(42,310)	(3,659)	(2,801)	(6,460)	(48,770)
General and administrative	(15,558)	(4,146)	(19,704)	(22,262)	(2,206)	(24,468)	(820)	(8,114)	(8,934)	(33,402)
Preferred unit distributions	(2,648)	—	(2,648)	(1,641)	(1,197)	(2,838)	—	—	—	(2,838)
EBITDA before reorganization items	$415,397	$91,210	$506,607	$218,507	$190,710	$409,217	$49,862	$29,942	$79,804	$489,021
Provisions for impairment	(916)	—	(916)	—	—	—	—	—	—	—
Reorganization items	—	—	—	—	(227,987)	(227,987)	—	—	—	(227,987)
EBITDA	$414,481	$91,210	$505,691	$218,507	$(37,277)	$181,230	$49,862	$29,942	$79,804	$261,034
Depreciation on non-income producing assets	(1,978)	—	(1,978)	(948)	(795)	(1,743)	—	—	—	(1,743)
Interest income	537	942	1,479	723	562	1,285	758	1,742	2,500	3,785
Interest expense:
Default interest	(1,237)	105	(1,132)	—	(47,612)	(47,612)	(394)	—	(394)	(48,006)
Interest expense relating to extinguished debt	—	—	—	(4,163)	(29,364)	(33,527)	—	—	—	(33,527)
Mark-to-market adjustments on debt	2,889	531	3,420	2,632	(22,610)	(19,978)	55	10	65	(19,913)
Write-off of mark-to-market adjustments on extinguished debt	148	—	148	—	—	—	—	—	—	—
Debt extinguishment expenses	39	(3)	36	—	—	—	(1)	—	(1)	(1)
Interest on existing debt	(233,852)	(39,179)	(273,031)	(137,640)	(103,577)	(241,217)	(21,692)	(16,481)	(38,173)	(279,390)
Warrant adjustment	(264,418)	—	(264,418)	(205,252)	—	(205,252)	—	—	—	(205,252)
(Provision for) benefit from income taxes	(989)	(93)	(1,082)	8,909	61,900	70,809	(80)	(36)	(116)	70,693
Other FFO from noncontrolling interests	(442)	16	(426)	562	587	1,149	13	9	22	1,171
FFO from discontinued operations (1)	1,251	(773)	478	5,836	477,598	483,434	563	(2,263)	(1,700)	481,734
	(83,571)	52,756	(30,815)	(110,834)	299,412	188,578	29,084	12,923	42,007	230,585
Equity in FFO of Unconsolidated Properties	52,756	(52,756)	—	29,084	12,923	42,007	(29,084)	(12,923)	(42,007)	—
FFO (2)	$(30,815)	$—	$(30,815)	$(81,750)	$312,335	$230,585	$—	$—	$—	$230,585

(1)  Refer to Pages 16 and 17 (Discontinued Operations).

(2)  Refer to Page 18 (Non-Cash Revenue and Expenses Reflected in FFO).

FINANCIAL OVERVIEW

Portfolio Results and Funds From Operations (FFO), at share

For the Twelve Months Ended December 31, 2011 and 2010

Includes RPI

(in thousands)

	Twelve Months Ended December 31, 2011			Twelve Months Ended December 31, 2010
	Successor	Successor	Successor	Successor	Predecessor	Combined	Successor	Predecessor	Combined	Combined
	Consolidated Properties	Unconsolidated Properties	Pro Rata Basis	Consolidated Properties	Consolidated Properties	Consolidated Properties	Unconsolidated Properties	Unconsolidated Properties	Unconsolidated Properties	Pro Rata Basis
	Dec 31, 2011	Dec 31, 2011	Dec 31, 2011	Nov 10, 2010 - Dec 31, 2010	Jan 1, 2010 - Nov 9, 2010	Dec 31, 2010	Nov 10, 2010 - Dec 31, 2010	Jan 1, 2010 - Nov 9, 2010	Dec 31, 2010	Dec 31, 2010

Property revenues:
Minimum rents	$1,738,246	$354,545	$2,092,791	$255,599	$1,522,703	$1,778,302	$50,744	$305,845	$356,589	$2,134,891
Tenant recoveries	794,378	142,768	937,146	108,994	690,292	799,286	19,789	119,268	139,057	938,343
Overage rents	67,309	12,884	80,193	19,691	34,540	54,231	3,043	4,157	7,200	61,431
Other, including noncontrolling interests	66,894	18,160	85,054	14,724	50,508	65,232	3,347	11,154	14,501	79,733
Total property revenues	2,666,827	528,357	3,195,184	399,008	2,298,043	2,697,051	76,923	440,424	517,347	3,214,398
Property operating expenses:
Real estate taxes	254,253	48,015	302,268	35,712	217,270	252,982	5,715	35,331	41,046	294,028
Property maintenance costs	110,052	19,228	129,280	20,030	89,551	109,581	3,461	15,098	18,559	128,140
Marketing	38,447	8,536	46,983	12,300	24,185	36,485	2,478	5,123	7,601	44,086
Other property operating costs	455,611	80,645	536,256	67,135	385,325	452,460	11,477	68,689	80,166	532,626
Provision for doubtful accounts	6,223	3,085	9,308	471	15,603	16,074	(166)	3,054	2,888	18,962
Total property operating expenses	864,586	159,509	1,024,095	135,648	731,934	867,582	22,965	127,295	150,260	1,017,842
NOI	$1,802,241	$368,848	$2,171,089	$263,360	$1,566,109	$1,829,469	$53,958	$313,129	$367,087	$2,196,556
Management fees and other corporate revenues	61,173	5,139	66,312	8,887	54,351	63,238	383	15,575	15,958	79,196
Property management and other costs	(205,759)	(22,748)	(228,507)	(29,837)	(136,787)	(166,624)	(3,659)	(28,944)	(32,603)	(199,227)
General and administrative	(36,003)	(10,623)	(46,626)	(22,262)	(24,895)	(47,157)	(820)	(13,388)	(14,208)	(61,365)
Preferred unit distributions	(9,654)	—	(9,654)	(1,641)	(8,203)	(9,844)	—	—	—	(9,844)
EBITDA before reorganization items	$1,611,998	$340,616	$1,952,614	$218,507	$1,450,575	$1,669,082	$49,862	$286,372	$336,234	$2,005,316
Provisions for impairment	(916)	—	(916)	—	—	—	—	—	—	—
Reorganization items	—	—	—	—	(339,314)	(339,314)	—	(5)	(5)	(339,319)
EBITDA	$1,611,082	$340,616	$1,951,698	$218,507	$1,111,261	$1,329,768	$49,862	$286,367	$336,229	$1,665,997
Depreciation on non-income producing assets	(6,561)	—	(6,561)	(948)	(7,220)	(8,168)	—	—	—	(8,168)
Interest income	2,464	6,070	8,534	723	1,524	2,247	758	6,079	6,837	9,084
Interest expense:
Default interest	(61,160)	(929)	(62,089)	—	(131,351)	(131,351)	(394)	—	(394)	(131,745)
Interest expense relating to extinguished debt	(11,045)	—	(11,045)	(4,163)	(229,999)	(234,162)	—	—	—	(234,162)
Mark-to-market adjustments on debt	12,479	3,246	15,725	2,632	(59,868)	(57,236)	55	2,197	2,252	(54,984)
Write-off of mark-to-market adjustments on extinguished debt	47,614	—	47,614	—	—	—	—	—	—	—
Debt extinguishment expenses	(1,551)	(14)	(1,565)	—	(67)	(67)	(1)	(31)	(32)	(99)
Interest on existing debt	(944,949)	(158,147)	(1,103,096)	(137,640)	(837,990)	(975,630)	(21,692)	(133,983)	(155,675)	(1,131,305)
Warrant adjustment	55,042	—	55,042	(205,252)	—	(205,252)	—	—	—	(205,252)
(Provision for) benefit from income taxes	(9,256)	(374)	(9,630)	8,909	60,456	69,365	(80)	47	(33)	69,332
Other FFO from noncontrolling interests	5,168	80	5,248	562	3,452	4,014	13	70	83	4,097
FFO from discontinued operations (1)	19,481	(1,203)	18,278	5,836	582,434	588,270	563	41,049	41,612	629,882
	718,808	189,345	908,153	(110,834)	492,632	381,798	29,084	201,795	230,879	612,677
Equity in FFO of Unconsolidated Properties	189,345	(189,345)	—	29,084	201,795	230,879	(29,084)	(201,795)	(230,879)	—
FFO (2)	$908,153	$—	$908,153	$(81,750)	$694,427	$612,677	$—	$—	$—	$612,677

(1) Refer to Pages 16 and 17 (Discontinued Operations).

(2) Refer to Page 18 (Non-Cash Revenue and Expenses Reflected in FFO).

FINANCIAL OVERVIEW

Core NOI Summary, at share

(in thousands)

	Three Months Ended			Twelve Months Ended
	December 31, 2011	December 31, 2010	Percentage Change	December 31, 2011	December 31, 2010	Percentage Change

GGP Malls (1)	$545,020	$507,020	7.5%	$1,987,677	$1,943,816	3.3%
RPI (2)	42,367	42,136	0.5%	155,448	161,489	(3.7)%
GGP Malls & RPI	587,387	549,156	7.0%	2,143,125	2,105,305	2.8%
Office, Strip Centers, International	24,243	22,270	8.9%	90,476	75,262	(5.5)%
Core NOI	$611,630	$571,426	7.0%	$2,233,601	$2,180,567	2.4%
Core NOI excluding RPI	$569,263	$529,290	7.6%	$2,078,153	$2,019,078	2.9%

(1)  Total termination fees were $10.0 million ($9.1 million for GGP Malls) for the three months ended December 31, 2011; $4.9 million ($4.7 million for GGP Malls) for the three months ended December 31, 2010; $20.5 million ($18.4 million for GGP Malls) for the twelve months ended December 31 ,2011; and $26.0 million ($24.6 million for GGP Malls) for the twelve months ended December 31, 2010.

(2) RPI Core NOI does not include certain allocations necessary to represent RPI on a stand-alone basis as presented in other filings. See “Basis of Presentation - RPI Information.”

Mortgages, Notes, and Loans Payable

MORTGAGES, NOTES, AND LOANS PAYABLE

Summary, at share (1)

As of December 31, 2011

Includes RPI

(in thousands)

		Proportionate	Average Remaining	Maturities
	Coupon Rate	Balance	Term (Years)	2012	2013	2014	2015	2016	Subsequent	Total
Fixed Rate
Property Level Consolidated	5.44%	$13,032,809	5.1	$848,284	$336,222	$2,365,250	$1,104,554	$1,881,491	$4,917,128	$11,452,929
Property Level Unconsolidated	5.19%	2,677,848	5.5	578,666	146,426	68,211	215,234	—	1,458,805	2,467,342
Corporate Consolidated (2)	6.73%	1,675,248	2.0	349,472	691,840	—	609,261	—	—	1,650,573
Total Fixed Rate	5.52%	$17,385,905	4.8	$1,776,422	$1,174,488	$2,433,461	$1,929,049	$1,881,491	$6,375,933	$15,570,844

Variable Rate
Property Level Consolidated	3.41%	$2,349,481	4.8	$—	$—	$45,057	$—	$1,276,627	$746,424	$2,068,108
Junior Subordinated Notes Due 2041	1.88%	206,200	29.4	—	—	—	—	—	206,200	206,200
Total Variable Rate	3.29%	$2,555,681	6.8	$—	$—	$45,057	$—	$1,276,627	$952,624	$2,274,308

Total	5.24%	$19,941,586	5.1	$1,776,422	$1,174,488	$2,478,518	$1,929,049	$3,158,118	$7,328,557	$17,845,152

		Total Amortization		$327,414	$369,404	$318,084	$295,926	$278,771	$506,835	$2,096,434

					Total Maturities and Amortization (3), (4)					$19,941,586

(1) Excludes 70 Columbia Corporate Center as this asset will be transferred to the lender.

(2) Comprised primarily of the Rouse Notes of $1.65B.

(3) Reconciliation to GGP Proportionate Mortgages, Notes, and Loans Payable:

Total Mortgages, Notes, and Other Payables, from above	$19,941,586
Special improvement districts	386
Market rate adjustments, net	(38,883)
Junior Subordinated Notes Due 2041	(206,200)
Shopping Leblon / Aliansce (Brazil)	112,817
70 Columbia Corporate Center	19,166
Total	$19,828,872

(4) Reflects maturities and amortization for periods subsequent to December 31, 2011.

MORTGAGES, NOTES, AND LOANS PAYABLE

Summary, at share (1),(2)

As of December 31, 2011

Includes RPI

(in thousands)

	Own	Proportionate	Maturity	Balloon Pmt at	Coupon	Parent Recourse as of	Amortization
Property	%	Balance	Year (3)	Maturity	Rate	12/31/2011 (4)	2012	2013	2014	2015	2016	Subsequent
Fixed Rate

Consolidated Property Level
Provo Towne Center	75%	$39,282	2012	$39,130	5.75%	No	$152	$—	$—	$—	$—	$—
Spokane Valley Mall	75%	39,282	2012	39,130	5.75%	No	152	—	—	—	—	—
The Mall In Columbia	100%	400,000	2012	400,000	5.83%	No	—	—	—	—	—	—
The Shoppes at Buckland Hills	100%	156,643	2012	154,958	4.92%	No	1,685	—	—	—	—	—
The Streets at Southpoint	94%	216,179	2012	215,066	5.36%	No	1,113	—	—	—	—	—
Lakeland Square	100%	51,877	2013	49,647	5.12%	No	1,247	983	—	—	—	—
Meadows Mall	100%	97,282	2013	93,631	5.45%	No	2,255	1,396	—	—	—	—
Pembroke Lakes Mall	100%	122,418	2013	118,449	4.94%	No	3,136	833	—	—	—	—
Senate Plaza	100%	11,345	2013	10,956	5.71%	No	254	135	—	—	—	—
West Oaks	100%	66,043	2013	63,539	5.25%	No	1,548	956	—	—	—	—
Bayside Marketplace	100%	76,714	2014	74,832	7.50%	No	906	976	—	—	—	—
Bayside Marketplace (Bond)	100%	3,575	2014	1,255	5.75%	No	1,130	1,190	—	—	—	—
Crossroads Center (MN)	100%	79,621	2014	74,943	4.73%	No	2,111	2,567	—	—	—	—
Cumberland Mall	100%	101,714	2014	99,219	7.50%	No	1,201	1,294	—	—	—	—
Eden Prairie Mall	100%	75,251	2014	69,893	4.67%	No	1,863	1,963	1,532	—	—	—
Fashion Place	100%	137,736	2014	130,124	5.30%	No	2,774	3,825	1,013	—	—	—
Fort Union	100%	2,446	2014	2,180	4.40%	No	130	136	—	—	—	—
Governor’s Square	100%	72,830	2014	71,043	7.50%	No	860	927	—	—	—	—
Jordan Creek Town Center	100%	175,309	2014	164,537	4.57%	Yes - Partial	4,206	5,628	938	—	—	—
Lansing Mall	100%	20,796	2014	16,593	9.35%	No	1,482	1,770	951	—	—	—
Mall St. Matthews	100%	136,845	2014	129,452	4.81%	No	3,149	4,244	—	—	—	—
Newgate Mall	100%	38,621	2014	36,028	4.84%	No	968	1,288	337	—	—	—
Newpark Mall	100%	64,943	2014	60,487	7.45%	No	1,391	1,886	1,179	—	—	—
North Point Mall	100%	206,221	2014	195,971	5.48%	No	3,905	5,444	901	—	—	—
Oak View Mall	100%	81,569	2014	79,569	7.50%	No	963	1,037	—	—	—	—
Oakwood Center	100%	46,777	2014	45,057	4.38%	Yes - Full	608	653	459	—	—	—
Pecanland Mall	100%	52,779	2014	48,586	4.28%	No	2,048	2,145	—	—	—	—
Prince Kuhio Plaza	100%	35,162	2014	32,793	3.45%	Yes - Partial	1,140	1,229	—	—	—	—
Rogue Valley Mall	100%	25,171	2014	23,607	7.85%	No	505	690	369	—	—	—
Southland (CA)	100%	75,706	2014	70,709	3.62%	No	2,172	2,825	—	—	—	—
Steeplegate Mall	100%	73,699	2014	68,272	4.94%	Yes - Partial	1,714	2,306	1,407	—	—	—
The Gallery at Harborplace	100%	61,712	2014	58,024	7.89%	No	1,237	1,692	759	—	—	—
The Grand Canal Shoppes	100%	371,808	2014	346,723	4.78%	No	8,951	11,980	4,154	—	—	—
Town East Mall	100%	97,981	2014	91,387	3.46%	No	2,872	3,722	—	—	—	—
Tucson Mall	100%	113,630	2014	106,556	4.26%	No	3,055	4,019	—	—	—	—
Visalia Mall	100%	37,566	2014	34,264	3.78%	No	1,617	1,685	—	—	—	—
West Valley Mall	100%	50,770	2014	46,164	3.43%	No	2,260	2,346	—	—	—	—
Woodbridge Center	100%	195,752	2014	181,464	4.24%	No	4,923	6,535	2,830	—	—	—
Woodlands Village	100%	6,190	2014	5,518	4.40%	No	329	343	—	—	—	—

MORTGAGES, NOTES, AND LOANS PAYABLE

Summary, at share (1),(2)

As of December 31, 2011

Includes RPI

(in thousands)

	Own	Proportionate	Maturity	Balloon Pmt at	Coupon	Parent Recourse as of	Amortization
Property	%	Balance	Year (3)	Maturity	Rate	12/31/2011 (4)	2012	2013	2014	2015	2016	Subsequent
10000 West Charleston	100%	20,667	2015	19,016	7.88%	No	478	517	559	97	—	—
Boise Towne Plaza	100%	10,266	2015	9,082	4.70%	No	267	354	371	192	—	—
Burlington Town Center	100%	25,255	2015	23,360	5.03%	No	398	575	605	317	—	—
Coastland Center	100%	114,586	2015	110,204	7.50%	No	1,353	1,458	1,571	—	—	—
Coral Ridge Mall	100%	86,425	2015	83,120	7.50%	No	1,020	1,100	1,185	—	—	—
Hulen Mall	100%	107,168	2015	96,621	5.03%	No	2,396	3,246	3,415	1,490	—	—
Lynnhaven Mall	100%	225,246	2015	203,367	5.05%	No	4,809	6,562	6,906	3,602	—	—
North Star Mall	100%	219,329	2015	199,315	4.43%	No	5,368	7,159	7,487	—	—	—
Paramus Park	100%	98,860	2015	90,242	4.86%	No	2,312	2,267	2,381	1,658	—	—
Peachtree Mall	100%	85,146	2015	77,085	5.08%	No	1,821	2,484	2,615	1,141	—	—
Regency Square Mall	100%	87,195	2015	75,797	3.59%	No	2,637	3,408	3,534	1,819	—	—
The Shops at La Cantera	75%	123,760	2015	117,345	5.95%	No	1,699	1,803	1,913	1,000	—	—
Baybrook Mall	100%	165,081	2016	156,329	7.50%	No	1,949	2,100	2,263	2,440	—	—
Bayshore Mall	100%	29,355	2016	24,704	7.13%	No	704	931	999	1,073	944	—
Brass Mill Center	100%	113,171	2016	93,347	4.55%	No	4,240	4,454	4,664	4,884	1,582	—
Collin Creek	100%	63,586	2016	54,423	6.78%	No	1,439	1,941	2,079	2,226	1,478	—
Coronado Center	100%	160,419	2016	135,704	5.08%	No	3,433	4,683	4,930	5,189	6,480	—
Eastridge (WY)	100%	37,150	2016	31,252	5.08%	No	824	1,118	1,177	1,239	1,540	—
Glenbrook Square	100%	168,254	2016	141,325	4.91%	No	3,670	4,989	5,243	5,510	7,517	—
Harborplace	100%	48,769	2016	44,547	5.79%	No	664	992	1,052	1,115	399	—
Lakeside Mall	100%	169,797	2016	144,451	4.28%	No	4,248	5,644	5,894	6,155	3,405	—
Lincolnshire Commons	100%	27,363	2016	24,629	5.98%	No	356	538	572	607	661	—
Pine Ridge Mall	100%	25,048	2016	21,071	5.08%	No	556	754	794	835	1,038	—
Red Cliffs Mall	100%	23,806	2016	20,026	5.08%	No	528	716	754	794	988	—
Ridgedale Center	100%	168,929	2016	149,112	4.86%	No	3,783	3,997	4,199	4,410	3,428	—
The Maine Mall	100%	205,128	2016	172,630	4.84%	No	4,557	6,176	6,486	6,811	8,468	—
The Parks At Arlington	100%	170,908	2016	161,847	7.50%	No	2,018	2,174	2,343	2,526	—	—
Three Rivers Mall	100%	20,393	2016	17,155	5.08%	No	453	614	646	680	845	—
Valley Hills Mall	100%	53,603	2016	46,302	4.73%	No	1,324	1,765	1,851	1,942	419	—
Valley Plaza Mall	100%	88,849	2016	75,790	3.90%	No	2,580	3,356	3,491	3,632	—	—
Vista Ridge Mall	100%	75,768	2016	64,660	6.87%	No	1,947	2,552	2,733	2,926	950	—
Washington Park Mall	100%	11,476	2016	9,988	5.35%	No	257	348	367	387	129	—
White Marsh Mall	100%	182,595	2016	163,196	5.62%	No	3,038	3,951	4,179	4,557	3,674	—
Willowbrook Mall	100%	150,575	2016	129,003	6.82%	No	3,384	4,567	4,894	5,243	3,484	—
Augusta Mall	100%	170,419	2017	145,438	5.49%	No	2,461	3,627	3,834	4,053	5,851	5,155
Beachwood Place	100%	229,909	2017	190,177	5.60%	No	4,243	5,944	6,290	6,656	9,274	7,325
Columbia Mall	100%	87,982	2017	77,540	6.05%	No	1,130	1,713	1,821	1,935	2,843	1,000
Eastridge (CA)	100%	165,806	2017	143,626	5.79%	Yes - Partial	2,079	3,364	3,566	3,781	5,509	3,881
Four Seasons Town Centre	100%	92,882	2017	72,532	5.60%	No	3,126	3,324	3,517	3,722	4,940	1,721
Knollwood Mall	100%	38,093	2017	31,113	5.35%	No	761	1,051	1,109	1,171	1,615	1,273
Mall of Louisiana	100%	225,321	2017	191,409	5.81%	No	3,450	5,023	5,326	5,647	8,074	6,392
Market Place Shopping Center	100%	103,623	2017	91,325	6.05%	No	1,331	2,017	2,144	2,279	3,348	1,179
Oglethorpe Mall	100%	134,184	2017	115,990	4.89%	No	2,937	3,105	3,262	3,428	3,585	1,877

MORTGAGES, NOTES, AND LOANS PAYABLE

Summary, at share (1),(2)

As of December 31, 2011

Includes RPI

(in thousands)

		Proportionate		Balloon Pmt		Parent Recourse	Amortization
Property	Own %	Balance	Maturity Year (3)	at Maturity	Coupon Rate	as of 12/31/2011 (4)	2012	2013	2014	2015	2016	Subsequent
Sikes Senter	100%	58,397	2017	48,194	5.20%	No	1,225	1,677	1,768	1,863	2,554	1,116
Stonestown Galleria	100%	211,249	2017	183,227	5.79%	No	2,801	4,213	4,467	4,736	6,925	4,880
Tysons Galleria	100%	248,636	2017	214,755	5.72%	No	3,428	5,107	5,411	5,734	8,334	5,867
Ala Moana Center	100%	1,300,157	2018	1,091,485	5.59%	Yes - Partial	27,177	28,966	30,650	32,432	34,127	55,320
Fallbrook Center	100%	83,129	2018	71,473	6.14%	No	1,049	1,596	1,698	1,807	2,661	2,845
River Hills Mall	100%	78,239	2018	67,269	6.14%	No	987	1,502	1,598	1,700	2,504	2,679
Sooner Mall	100%	58,679	2018	50,452	6.14%	No	740	1,127	1,199	1,275	1,878	2,008
The Boulevard Mall	100%	100,754	2018	72,881	4.27%	No	2,781	3,647	3,808	3,977	5,279	8,381
The Gallery at Harborplace - Other	100%	12,288	2018	190	6.05%	No	1,592	1,691	1,796	1,907	2,026	3,086
10450 West Charleston Blvd	100%	3,603	2019	53	6.84%	No	409	438	469	502	538	1,194
Bellis Fair	100%	93,882	2019	82,395	5.23%	No	1,287	1,371	1,446	1,524	1,594	4,265
Park City Center	100%	195,740	2019	172,224	5.34%	No	2,624	2,800	2,955	3,119	3,264	8,754
Southlake Mall	100%	97,935	2019	77,877	6.44%	No	1,160	1,792	1,913	2,042	3,035	10,116
Deerbrook Mall	100%	152,656	2021	127,934	5.25%	No	2,108	2,246	2,368	2,497	2,612	12,891
Fashion Show - Other	100%	5,537	2021	1,577	6.06%	Yes - Full	302	322	342	364	386	2,244
Fox River Mall	100%	185,835	2021	156,373	5.46%	No	2,430	2,597	2,745	2,901	3,038	15,751
Northridge Fashion Center	100%	248,738	2021	207,503	5.10%	No	3,542	3,766	3,965	4,175	4,362	21,425
Oxmoor Center	100%	94,396	2021	79,217	5.37%	No	1,258	1,342	1,417	1,497	1,566	8,099
Park Place	100%	198,468	2021	165,815	5.18%	No	2,763	2,941	3,099	3,266	3,414	17,170
Providence Place	100%	378,364	2021	320,526	5.65%	No	4,782	5,125	5,426	5,745	6,025	30,735
Rivertown Crossings	100%	167,829	2021	141,356	5.52%	No	2,177	2,329	2,462	2,604	2,728	14,173
Westlake Center - Land	99%	2,413	2021	2,413	12.06%	No	—	—	—	—	—	—
Boise Towne Square	100%	139,650	2023	106,372	4.79%	No	2,162	2,268	2,379	2,495	2,618	21,356
Staten Island Mall	100%	271,541	2023	206,942	4.77%	No	4,241	4,448	4,665	4,892	5,131	41,222
The Woodlands	100%	268,047	2023	207,057	5.04%	No	4,056	4,265	4,485	4,716	4,959	38,509
Providence Place - Other	100%	43,007	2028	2,381	7.75%	No	1,371	1,480	1,597	1,724	1,861	32,593
Provo Towne Center - Other	75%	2,250	2095	37	10.00%	Yes - Full	—	—	—	—	—	2,213
Consolidated Property Level		$13,032,809		$11,452,929	5.44%		$242,492	$288,165	$235,978	$208,663	$205,887	$398,695

Unconsolidated Property Level
Clackamas Town Center	50%	$100,000	2012	$100,000	6.05%	No	$—	$—	$—	$—	$—	$—
Florence Mall	71%	64,700	2012	63,783	4.95%	No	917	—	—	—	—	—
Glendale Galleria	50%	179,986	2012	177,133	4.93%	No	2,853	—	—	—	—	—
Oakbrook Center	47%	95,376	2012	93,427	5.12%	No	1,949	—	—	—	—	—
Pinnacle Hills Promenade	50%	70,000	2012	70,000	5.57%	No	—	—	—	—	—	—
Stonebriar Centre	50%	78,595	2012	76,785	5.23%	No	1,810	—	—	—	—	—
The Oaks Mall	51%	52,020	2012	52,020	5.74%	No	—	—	—	—	—	—
Westroads Mall	51%	45,518	2012	45,518	5.74%	No	—	—	—	—	—	—
Altamonte Mall	50%	75,000	2013	75,000	5.05%	No	—	—	—	—	—	—
Bridgewater Commons	35%	44,323	2013	43,143	5.27%	No	1,180	—	—	—	—	—
Plaza Frontenac	55%	28,967	2013	28,283	7.00%	No	346	338	—	—	—	—
Carolina Place	50%	73,126	2014	68,211	4.60%	No	2,396	2,519	—	—	—	—

MORTGAGES, NOTES, AND LOANS PAYABLE

Summary, at share (1),(2)

As of December 31, 2011

Includes RPI

(in thousands)

		Proportionate		Balloon Pmt		Parent Recourse	Amortization
Property	Own %	Balance	Maturity Year (3)	at Maturity	Coupon Rate	as of 12/31/2011 (4)	2012	2013	2014	2015	2016	Subsequent
Alderwood	50%	127,700	2015	120,409	6.65%	No	1,864	1,991	2,128	1,308	—	—
Quail Springs Mall	50%	35,806	2015	33,432	6.74%	No	632	684	732	326	—	—
Towson Town Center	35%	62,289	2015	61,393	3.86%	No	585	311	—	—	—	—
Center Pointe Plaza	50%	6,428	2017	5,570	6.31%	No	150	161	171	183	193	—
Riverchase Galleria	50%	152,500	2017	152,500	5.65%	No	—	—	—	—	—	—
Saint Louis Galleria	74%	165,814	2017	139,096	4.86%	No	3,650	4,954	5,203	5,465	7,446	—
First Colony Mall	50%	92,500	2019	84,473	4.50%	No	—	—	122	1,498	1,567	4,840
Natick Mall	50%	225,000	2019	209,699	4.60%	No	—	—	—	583	3,593	11,125
Christiana Mall	50%	117,495	2020	108,697	5.10%	No	—	—	—	401	1,622	6,775
Kenwood Towne Centre	70%	162,331	2020	137,191	5.37%	No	2,232	2,383	2,517	2,659	2,784	12,565
Water Tower Place	52%	101,466	2020	83,850	4.85%	No	1,657	1,739	1,825	1,916	2,011	8,468
Northbrook Court	50%	65,500	2021	56,811	4.25%	No	—	—	90	1,108	1,156	6,335
Village of Merrick Park	40%	73,417	2021	62,398	5.73%	No	917	984	1,043	1,105	1,160	5,810
Whaler’s Village	50%	40,000	2021	40,000	5.42%	No	—	—	—	—	—	—
Willowbrook Mall (TX)	50%	106,538	2021	88,965	5.13%	No	1,507	1,603	1,688	1,778	1,858	9,139
Galleria at Tyler	50%	99,881	2023	76,716	5.05%	No	1,468	1,544	1,624	1,708	1,796	15,025
Lake Mead and Buffalo	50%	2,539	2023	27	7.20%	No	146	157	168	181	194	1,666
Park Meadows	35%	126,000	2023	112,734	4.60%	No	—	—	—	—	—	13,266
The Trails Village Center	50%	7,033	2023	78	8.21%	No	380	412	447	485	527	4,704
Unconsolidated Property Level		$2,677,848		$2,467,342	5.19%		$26,639	$19,780	$17,758	$20,704	$25,907	$99,718

Total Fixed - Property Level		$15,710,657		$13,920,271	5.39%		$269,131	$307,945	$253,736	$229,367	$231,794	$498,413

Consolidated Corporate
Rouse Bonds - 1995 Indenture	100%	$349,472	2012	$349,472	7.20%	No (5)	$—	$—	$—	$—	$—	$—
Rouse Bonds - 1995 Indenture	100%	91,786	2013	91,786	5.38%	No (5)	—	—	—	—	—	—
Rouse Bonds - 2006 Indenture	100%	600,054	2013	600,054	6.75%	No (5)	—	—	—	—	—	—
Arizona Two (HHC)	100%	25,248	2015	573	4.41%	Yes - Full	5,902	6,167	6,445	6,161	—	—
Rouse Bonds - 2010 Indenture	100%	608,688	2015	608,688	6.75%	No (5)	—	—	—	—	—	—
Consolidated Corporate		$1,675,248		$1,650,573	6.73%		$5,902	$6,167	$6,445	$6,161	$—	$—

Total Fixed Rate Debt		$17,385,905		$15,570,844	5.52%		$275,033	$314,112	$260,181	$235,528	$231,794	$498,413

Variable Rate

Consolidated Property Level
Oakwood Center	100%	$46,777	2014	$45,057	Libor + 225 bps	Yes - Full	$608	$653	$459	$—	$—	$—
Animas Valley Mall	100%	43,451	2016	38,604	Libor + 325 bps	Yes - Partial	960	1,015	1,068	1,123	681	—
Birchwood Mall	100%	46,924	2016	41,689	Libor + 325 bps	Yes - Partial	1,036	1,097	1,153	1,213	736	—
Cache Valley Mall	100%	28,623	2016	25,430	Libor + 325 bps	Yes - Partial	632	669	703	740	449	—
Colony Square Mall	100%	28,212	2016	25,065	Libor + 325 bps	Yes - Partial	623	659	693	729	443	—
Columbiana Centre	100%	103,800	2016	92,220	Libor + 325 bps	Yes - Partial	2,293	2,426	2,551	2,683	1,627	—
Foothills Mall	100%	38,682	2016	34,367	Libor + 325 bps	Yes - Partial	854	904	951	1,000	606	—

MORTGAGES, NOTES, AND LOANS PAYABLE

Summary, at share (1),(2)

As of December 31, 2011

Includes RPI

(in thousands)

		Proportionate		Balloon Pmt		Parent Recourse	Amortization
Property	Own %	Balance	Maturity Year (3)	at Maturity	Coupon Rate	as of 12/31/2011 (4)	2012	2013	2014	2015	2016	Subsequent
Grand Teton Mall	100%	50,733	2016	45,074	Libor + 325 bps	Yes - Partial	1,120	1,186	1,247	1,311	795	—
Mall At Sierra Vista	100%	23,335	2016	20,732	Libor + 325 bps	Yes - Partial	515	545	573	603	367	—
Mall Of The Bluffs	100%	25,909	2016	23,018	Libor + 325 bps	Yes - Partial	572	605	637	670	407	—
Mayfair	100%	297,065	2016	263,926	Libor + 325 bps	Yes - Partial	6,561	6,942	7,301	7,678	4,657	—
Mondawmin Mall	100%	72,556	2016	64,462	Libor + 325 bps	Yes - Partial	1,602	1,696	1,783	1,875	1,138	—
North Plains Mall	100%	13,160	2016	11,692	Libor + 325 bps	Yes - Partial	291	308	323	340	206	—
North Town Mall	100%	89,565	2016	79,573	Libor + 325 bps	Yes - Partial	1,978	2,093	2,201	2,315	1,405	—
Oakwood	100%	81,591	2016	72,490	Libor + 325 bps	Yes - Partial	1,802	1,907	2,005	2,109	1,278	—
Pierre Bossier	100%	41,439	2016	36,817	Libor + 325 bps	Yes - Partial	915	968	1,018	1,071	650	—
Pioneer Place	100%	157,792	2016	140,189	Libor + 325 bps	Yes - Partial	3,485	3,688	3,878	4,078	2,474	—
Salem Center	100%	37,416	2016	33,242	Libor + 325 bps	Yes - Partial	826	874	920	967	587	—
Silver Lake Mall	100%	13,078	2016	11,619	Libor + 325 bps	Yes - Partial	289	306	321	338	205	—
Southwest Plaza	100%	106,375	2016	94,508	Libor + 325 bps	Yes - Partial	2,349	2,486	2,614	2,749	1,669	—
Spring Hill Mall	100%	52,611	2016	46,742	Libor + 325 bps	Yes - Partial	1,162	1,229	1,293	1,360	825	—
The Shops at Fallen Timbers	100%	46,992	2016	41,749	Libor + 325 bps	Yes - Partial	1,038	1,098	1,155	1,215	737	—
Westwood Mall	100%	27,019	2016	24,005	Libor + 325 bps	Yes - Partial	597	631	664	698	424	—
White Mountain Mall	100%	10,596	2016	9,414	Libor + 325 bps	Yes - Partial	234	248	260	274	166	—
Fashion Show	100%	624,453	2017	538,366	Libor + 300 bps	Yes - Full	14,453	15,189	15,963	16,776	17,631	6,075
The Shoppes At The Palazzo	100%	241,327	2017	208,058	Libor + 300 bps	Yes - Full	5,586	5,870	6,169	6,483	6,814	2,347
Consolidated Property Level		$2,349,481		$2,068,108	3.41%		$52,381	$55,292	$57,903	$60,398	$46,977	$8,422

Consolidated Corporate
Junior Subordinated Notes Due 2041	100%	$206,200	2041	$206,200	Libor + 145 bps	Yes - Full	$—	$—	$—	$—	$—	$—
Consolidated Corporate		$206,200		$206,200	1.88%		$—	$—	$—	$—	$—	$—

Total Variable Rate Debt		$2,555,681		$2,274,308	3.29%		$52,381	$55,292	$57,903	$60,398	$46,977	$8,422

Total (6),(7)		$19,941,586		$17,845,152	5.24%		$327,414	$369,404	$318,084	$295,926	$278,771	$506,835

(1)                    Proportionate share for Consolidated Properties presented exclusive of non-controlling interests.

(2)                    Excludes Discontinued Operations.

(3)                    Assumes that all maturity extension options are exercised.

(4)                    Total recourse to GGP or its subsidiaries of approximately $2.49B.

(5)                    Total recourse to The Rouse Company, LLC of $1.65B.

(6)                    Excludes the $750M corporate revolver.  As of December 31, 2011, the corporate revolver was undrawn.

(7)                    Reflects amortization for the period subsequent to December 31, 2011.

Asset Transactions

ASSET TRANSACTIONS

Acquisitions Dispotsitions

For the Twelve Months Ended December 31, 2011

(in thousands, except GLA)

	Property	Property	GGP	Total	Gross Purchase	Debt	Net Purchase
Date	Name	Location	Own %	GLA	Price @ Share	@ Share	Price

Acquisitions
June 2011	Newgate Mall Anchor Pad	Ogden, UT	100.0%	77,337	$3,991	$—	$3,991
June 2011	Southland Mall Anchor Pad	Hayward, CA	100.0%	98,864	5,422	—	5,422
June 2011	Fallbrook Center Anchor Pad	Northridge, CA	100.0%	80,000	5,572	—	5,572
June 2011	Chula Vista Center Anchor Pad	Chula Vista, CA	100.0%	81,600	6,526	—	6,526
June 2011	Tucson Mall Anchor Pad	Tucson, AZ	100.0%	81,806	13,142	—	13,142
June 2011	Oakbrook Center Anchor Pad	Oak Brook, IL	50.0%	20,000	5,227	—	5,227
August 2011	The Boulevard Mall Anchor Pad	Las Vegas, NV	100.0%	198,577	5,000	—	5,000
August 2011	Woodbridge Center Anchor Pad	Woodbridge, NJ	100.0%	150,000	6,100	—	6,100
September 2011	Plaza Frontenac (1)	St. Louis, MO	55.0%	482,066	74,843	29,050	45,793
September 2011	Fashion Show Anchor Pad	Las Vegas, NV	100.0%	160,000	30,000	5,681	24,319
October 2011	Marley Station Anchor Pad	Baltimore, MD	100.0%	274,050	2,500	—	2,500
October 2011	Owings Mills Anchor Pad	Owings Mills, MD	50.0%	293,060	3,500	—	3,500
October 2011	White Marsh Anchor Pad	Baltimore, MD	100.0%	197,345	5,750	—	5,750
December 2011	Westlake 1031 Boxes	Seattle, WA	100.0%	631,395	375	—	375
December 2011	Westlake Retail	Seattle, WA	1.0%	110,878	450	—	450
	Total			2,936,978	$168,398	$34,731	$133,667

	Property	Property	GGP	Total	Gross	Debt
Date	Name	Location	Ownership %	GLA	Proceeds @ Share	@ Share	Net Proceeds

Dispositions
January 2011	Vista Commons	Las Vegas, NV	100.0%	98,730	$24,250	$—	$24,250
January 2011	Riverlands	LaPlace, LA	100.0%	181,059	8,200	—	8,200
February 2011	Yellowstone Square	Idaho Falls, ID	100.0%	220,137	4,000	—	4,000
February 2011	Anaheim Crossing	Anaheim, CA	50.0%	92,170	3,856	—	3,856
March 2011	Canyon Point	Las Vegas, NV	100.0%	57,229	12,000	—	12,000
March 2011	Arizona Center	Phoenix, AZ	100.0%	1,062,171	136,500	—	136,500
May 2011	Gateway Crossing	Bountiful, UT	100.0%	177,526	22,500	20,220	2,280
June 2011	Arrowhead Towne Center	Glendale, AZ	33.0%	1,197,432	118,757	24,713	94,044
June 2011	Superstition Springs	Mesa, AZ	33.0%	1,081,784	49,356	23,400	25,956
June 2011	Twin Falls Crossing	Twin Falls, ID	100.0%	37,680	2,700	—	2,700
July 2011	Bailey Hills	Eugene, OR	100.0%	11,907	800	—	800
August 2011	Riverside Plaza	Provo, UT	100.0%	176,143	20,775	4,197	16,578
August 2011	Westlake Office & Garage	Seattle, WA	100.0%	352,907	119,400	—	119,400
September 2011	Saint Louis Galleria (1)	Saint Louis, MO	26.4%	1,192,000	105,565	59,771	45,794
October 2011	Faneuil Hall	Boston, MA	100.0%	347,822	140,000	90,344	49,656
November 2011	Owings Mills Mall (2)	Owings Mills, MD	50.0%	1,090,660	32,450	12,204	20,246
November 2011	Pinnacle Hills South	Rogers, AR	50.0%	11.9 acres	2,500	—	2,500
December 2011	The Pines	Pine Bluff, AR	100.0%	601,061	1,250	—	1,250
December 2011	River Falls	Clarkesville, IN	100.0%	827,794	11,050	—	11,050
	Total			8,806,212	$815,909	$234,849	$581,060

Properties Transferred to Lender
February 2011	Lakeview Square Mall	Battle Creek, MI	100.0%	554,334	$—	$40,512	$—
February 2011	Bay City Mall	Bay City, MI	100.0%	526,314	—	23,341	—
March 2011	Montclair Plaza	Montclair, CA	50.0%	1,345,293	—	132,500	—
June 2011	Chapel Hills Mall	Colorado Springs, CO	100.0%	1,207,675	—	111,874	—
July 2011	Chico Mall	Chico, CA	100.0%	506,035	—	54,565	—
July 2011	Country Hills Plaza	Ogden, UT	100.0%	137,897	—	13,257	—
September 2011	Northgate Mall	Chattanooga, TN	100.0%	823,314	—	44,172	—
September 2011	Piedmont Mall	Danville, VA	100.0%	731,525	—	33,242	—
November 2011	Silver City Galleria	Taunton, MA	50.0%	1,005,403	63,780	63,780	—
	Total			6,837,790	$63,780	$517,243	$—

(1)             During the third quarter of 2011, GGP entered into a newly formed joint venture with the Canada Pension Plan Investment Board (“CPPIB”) that acquired Plaza Frontenac , a 482,000 square foot high-end luxury center in St. Louis, MO, for $136 million.  In exchange for the Company’s contribution of St. Louis Galleria into the new joint venture, GGP received a 55% interest in Plaza Frontenac and a 74% interest in St. Louis Galleria.

(2)             In November 2011, GGP and Kimco Realty announced a joint venture partnership in which both companies would own a 50 percent interest of Owings Mills Mall in Owings Mills, Maryland (Baltimore County).   As part of the joint venture, GGP and Kimco will co-lead a redevelopment of the 25 year old, 1 million-square-foot regional mall in northwest Baltimore County.

ASSET TRANSACTIONS

FFO from Discontinued Operations

As of December 31, 2011 and December 31, 2010

Excludes RPI

				Three Months Ended December 31, 2010

	Three Months Ended December 31, 2011
	Successor	Successor	Successor	Successor	Predecessor	Combined	Successor	Predecessor	Combined
	Consolidated Properties	Unconsolidated Properties	Pro Rata Basis	Consolidated Properties	Consolidated Properties	Consolidated Properties	Unconsolidated Properties	Unconsolidated Properties	Unconsolidated Properties	Pro Rata Basis
	Dec 31, 2011	Dec 31, 2011	Dec 31, 2011	Nov 10, 2010 - Dec 31, 2010	Oct 1, 2010 - Nov 9, 2010	Dec 31, 2010	Nov 10, 2010 - Dec 31, 2010	Oct 1, 2010 - Nov 9, 2010	Dec 31, 2010	Dec 31, 2010
Discontinued Operations
Retail and other revenues	$4,045	$246	$4,291	$20,437	$27,121	$47,558	$5,057	$8,184	$13,241	$60,799
Land and condominium sales	—	—	—	—	11,651	11,651	—	2,614	2,614	14,265
Total revenues	4,045	246	4,291	20,437	38,772	59,209	5,057	10,798	15,855	75,064
Retail and other operating expenses	2,493	578	3,071	15,394	19,527	34,921	2,864	7,180	10,044	44,965
Land and condominium sales operations	—	—	—	—	10,477	10,477	—	2,263	2,263	12,740
Provisions for impairment	4,045	—	4,045	—	11	11	—	31,856	31,856	31,867
Total expenses	6,538	578	7,116	15,394	30,015	45,409	2,864	41,299	44,163	89,572
Operating income	$(2,493)	$(332)	$(2,825)	$5,043	$8,757	$13,800	$2,193	$(30,501)	$(28,308)	$(14,508)
Interest expense, net	(688)	(845)	(1,533)	(5,993)	(18,391)	(24,384)	(3,784)	(4,693)	(8,477)	(32,861)
Other expenses	—	—	—	(8)	(9,075)	(9,083)	—	(1)	(1)	(9,084)
Net income (loss) from operations	(3,181)	(1,177)	(4,358)	(958)	(18,709)	(19,667)	(1,591)	(35,195)	(36,786)	(56,453)
Provision for income taxes	16	—	16	(18)	491,028	491,010	—	(314)	(314)	490,696
Noncontrolling interest	(2)	—	(2)	—	95	95	7	15	22	117
Gain (loss) on disposition of properties	2,511	3,223	5,734	(4,976)	(1,111,277)	(1,116,253)	—	—	—	(1,116,253)
Net income (loss) from discontinued operations	$(656)	$2,046	$1,390	$(5,952)	$(638,863)	$(644,815)	$(1,584)	$(35,494)	$(37,078)	$(681,893)

Reconciliation of Net income (loss) from discontinued operations to FFO from discontinued operations
Net (loss) income from discontinued operations	$(656)	$2,046	$1,390	$(5,952)	$(638,863)	$(644,815)	$(1,584)	$(35,494)	$(37,078)	$(681,893)
(Gain) loss on disposition of properties	(2,511)	(3,223)	(5,734)	4,976	1,111,277	1,116,253	—	—	—	1,116,253
Provisions for impairment excluded from FFO	4,045	—	4,045	—	11	11	—	31,856	31,856	31,867
Depreciation and amortization of discontinued operations	373	9	382	6,772	6,126	12,898	2,147	1,266	3,413	16,311
Noncontrolling interests in depreciation of discontinued operations and other	—	395	395	40	(953)	(913)	—	109	109	(804)
FFO from discontinued operations	$1,251	$(773)	$478	$5,836	$477,598	$483,434	$563	$(2,263)	$(1,700)	$481,734
Core FFO adjustments	(19)	21	2	1,276	(476,103)	(474,827)	1,100	190	1,290	(473,537)
Core FFO from discontinued operations	$1,232	$(752)	$480	$7,112	$1,495	$8,607	$1,663	$(2,073)	$(410)	$8,197

				Twelve Months Ended December 31, 2010

	Twelve Months Ended December 31, 2011
	Successor	Successor	Successor	Successor	Predecessor	Combined	Successor	Predecessor	Combined
	Consolidated Properties	Unconsolidated Properties	Pro Rata Basis	Consolidated Properties	Consolidated Properties	Consolidated Properties	Unconsolidated Properties	Unconsolidated Properties	Unconsolidated Properties	Pro Rata Basis
	December 31, 2011	December 31, 2011	December 31, 2011	Nov 10, 2010 - Dec 31, 2010	Jan 1, 2010 - Nov 9, 2010	Dec 31, 2010	Nov 10, 2010 - Dec 31, 2010	Jan 1, 2010 - Nov 9, 2010	Dec 31, 2010	Dec 31, 2010
Discontinued Operations
Retail and other revenues	$66,984	$14,465	$81,449	$20,437	$219,588	$240,025	$5,057	$60,154	$65,211	$305,236
Land and condominium sales	—	—	—	—	96,976	96,976	—	39,410	39,410	136,386
Total revenues	66,984	14,465	81,449	20,437	316,564	337,001	5,057	99,564	104,621	441,622
Retail and other operating expenses	43,790	9,701	53,491	15,394	136,243	151,637	2,864	52,229	55,093	206,730
Land and condominium sales operations	—	—	—	—	99,449	99,449	—	31,052	31,052	130,501
Provisions for impairment	4,045	—	4,045	—	30,784	30,784	—	31,856	31,856	62,640
Total expenses	47,835	9,701	57,536	15,394	266,476	281,870	2,864	115,137	118,001	399,871
Operating income	$19,149	$4,764	$23,913	$5,043	$50,088	$55,131	$2,193	$(15,573)	$(13,380)	$41,751
Interest expense, net	(15,743)	(8,770)	(24,513)	(5,993)	(21,068)	(27,061)	(3,784)	(19,992)	(23,776)	(50,837)
Other expenses	—	—	—	(8)	9,027	9,019	—	31,295	31,295	40,314
Net income (loss) from operations	3,406	(4,006)	(600)	(958)	38,047	37,089	(1,591)	(4,270)	(5,861)	31,228
Provision for income taxes	(101)	—	(101)	(18)	472,676	472,658	—	(671)	(671)	471,987
Noncontrolling interest	17	(261)	(244)	—	(64)	(64)	7	29	36	(28)
Gain (loss) on disposition of properties	4,332	6,392	10,724	(4,976)	(1,111,277)	(1,116,253)	—	(1,624)	(1,624)	(1,117,877)
Net income (loss) from discontinued operations	$7,654	$2,125	$9,779	$(5,952)	$(600,618)	$(606,570)	$(1,584)	$(6,536)	$(8,120)	$(614,690)

Reconciliation of Net income (loss) from discontinued operations to FFO from discontinued operations
Net income (loss) from discontinued operations	$7,654	$2,125	$9,779	$(5,952)	$(600,618)	$(606,570)	$(1,584)	$(6,536)	$(8,120)	$(614,690)
(Gain) loss on disposition of properties	(4,332)	(6,392)	(10,724)	4,976	1,111,277	1,116,253	—	1,624	1,624	1,117,877
Provisions for impairment excluded from FFO	4,045	—	4,045	—	30,784	30,784	—	31,856	31,856	62,640
Depreciation and amortization of discontinued operations	13,074	3,286	16,360	6,772	41,925	48,697	2,147	10,842	12,989	61,686
Noncontrolling interests in depreciation of discontinued operations and other	(960)	(222)	(1,182)	40	(934)	(894)	—	3,263	3,263	2,369
FFO from discontinued operations	$19,481	$(1,203)	$18,278	$5,836	$582,434	$588,270	$563	$41,049	$41,612	$629,882
Core FFO adjustments	1,049	1,121	2,170	1,276	(485,871)	(484,595)	1,100	(31,001)	(29,901)	(514,496)
Core FFO from discontinued operations	$20,530	$(82)	$20,448	$7,112	$96,563	$103,675	$1,663	$10,048	$11,711	$115,386

ASSET TRANSACTIONS

Properties Included in Dispositions

Consolidated Properties	Method of Disposition	Date of Disposition
The Pines	Sold	December 2011
River Falls	Sold	December 2011
Faneuil Hall Marketplace	Sold	October 2011
Northgate Mall	Sold	September 2011
Riverside Plaza	Sold	August 2011
Westlake Office and Garage	Sold	August 2011
Bailey Hills Village	Sold	July 2011
Chico Mall	Sold	July 2011
Twin Falls Crossing	Sold	June 2011
Chapel Hills Mall	Sold	June 2011
Gateway Crossing	Sold	May 2011
Arizona Center	Sold	March 2011
Canyon Point	Sold	March 2011
Anaheim Crossing	Sold	February 2011
Yellowstone Square	Sold	February 2011
Riverlands	Sold	January 2011
Vista Commons	Sold	January 2011
Gateway Overlook	Sold	December 2010
Division Crossing	Sold	December 2010
Halsey Crossing	Sold	December 2010
Plaza 9400	Sold	December 2010
Piedmont Mall	Transferred to lender	September 2011
Country Hills Plaza	Transferred to lender	July 2011
Bay City Mall	Transferred to lender	February 2011
Lakeview Square	Transferred to lender	February 2011
Moreno Valley Mall	Transferred to lender	February 2011
Eagle Ridge Mall	Transferred to lender	November 2010
Oviedo Marketplace	Transferred to lender	November 2010
HHC Properties	Transferred to HHC	November 2010
University Crossing	Held for Sale
Orem Plaza	Held for Sale
River Pointe Plaza	Held for Sale
Austin Bluffs Plaza	Held for Sale
Grand Traverse Mall	Special Consideration

Unconsolidated Properties
Arrowhead Towne Center	Sold	June 2011
Superstition Springs Center	Sold	June 2011
Silver City Galleria	Transferred to lender	December 2011
Montclair	Transferred to lender	November 2010
HHC Properties	Transferred to HHC	November 2010
Highland Mall	Transferred to lender	May 2010

Reconciliations

FINANCIAL OVERVIEW

Non-Cash Revenue and Expenses Reflected in FFO, at share
Includes RPI

(in thousands)

	Consolidated	Unconsolidated	Consolidated Properties			Unconsolidated Properties
	Properties	Properties	Successor	Predecessor	Combined	Successor	Predecessor	Combined
	Successor	Successor	Three Months Ended			Three Months Ended
	Three Months Ended December 31, 2011		Nov 10, 2010 - Dec 31, 2010	Oct 1, 2010 - Nov 9, 2010	Dec 31, 2010	Nov 10, 2010 - Dec 31, 2010	Oct 1, 2010 - Nov 9, 2010	Dec 31, 2010

Minimum rents:
Above- and below-market tenant leases, net	$(35,523)	$(4,673)	$(16,105)	$617	$(15,488)	$(2,420)	$(69)	$(2,489)
Straight-line rent	10,722	(67)	2,910	3,369	6,279	112	203	315
Real estate taxes:					—			—
Real estate tax stabilization agreement	(1,578)	—	(899)	(425)	(1,324)	—	—	—
Other property operating costs:					—			—
Non-cash ground rent expense	(1,485)	(158)	(829)	(574)	(1,403)	(100)	(93)	(193)
Property management and other costs:					—			—
Above- and below-market building rent, net	424	—	(242)	—	(242)	—	—	—
Non-cash stock compensation expense	(1,446)	—	(824)	(827)	(1,651)	—	—	—
General and administrative:					—			—
Non-cash stock compensation expense	(3,843)	—	(674)	(132)	(806)	—	—	—
Provisions for impairment	(916)	—	—	—	—	—	—	—
Interest expense:					—			—
Mark-to-market adjustments on debt	2,889	531	2,632	(22,610)	(19,978)	55	10	65
Amortization of deferred finance costs	(780)	(341)	(44)	(498)	(542)	(19)	(228)	(247)
Amortization of discount on exchangeable notes	—	—	—	—	—	—	—	—
Termination of interest rate swaps	—	—	—	—	—	—	—	—
Debt extinguishment costs	39	(3)	—	—	—	(1)	—	(1)
Write-off of mark-to-market adjustments on extinguished debt	148	—	—	—	—	—	—	—
Warrant adjustment	(264,418)	—	(205,252)	—	(205,252)	—	—	—
Non-cash reorganization items	—	—	—	(133,311)	(133,311)	—	—	—
Totals	$(295,767)	$(4,711)	$(219,327)	$(154,391)	$(373,718)	$(2,373)	$(177)	$(2,550)

			Twelve Months Ended			Twelve Months Ended
	Twelve Months Ended December 31, 2011		Nov 10, 2010 - Dec 31, 2010	Jan 1, 2010 - Nov 9, 2010	Dec 31, 2010	Nov 10, 2010 - Dec 31, 2010	Jan 1, 2010 - Nov 9, 2010	Dec 31, 2010

Minimum rents:
Above- and below-market tenant leases, net	$(133,119)	$(20,307)	$(16,105)	$5,797	$(10,308)	$(2,420)	$(145)	$(2,565)
Straight-line rent	86,255	17,592	2,910	28,320	31,230	112	8,077	8,189
Real estate taxes:					—			—
Real estate tax stabilization agreement	(6,312)	—	(899)	(3,368)	(4,267)	—	—	—
Other property operating costs:					—			—
Non-cash ground rent expense	(5,983)	(638)	(829)	(4,626)	(5,455)	(100)	(735)	(835)
Property management and other costs:					—			—
Above- and below-market building rent, net	1,696	—	(242)	—	(242)	—	—	—
Non-cash stock compensation expense	(5,818)	—	(824)	(8,470)	(9,294)	—	—	—
General and administrative:					—			—
Non-cash stock compensation expense	(14,241)	—	(674)	(595)	(1,269)	—	—	—
Provisions for impairment	(916)	—	—	—	—	—	—	—
Interest expense:					—			—
Mark-to-market adjustments on debt	12,479	3,246	2,632	(59,868)	(57,236)	55	2,197	2,252
Amortization of deferred finance costs	(2,705)	(1,003)	(44)	(8,863)	(8,907)	(19)	(1,501)	(1,520)
Amortization of discount on exchangeable notes	—	—	—	—	—	—	—	—
Termination of interest rate swaps	—	—	—	(9,636)	(9,636)	—	—	—
Debt extinguishment costs	(1,551)	(14)	—	(67)	(67)	(1)	(31)	(32)
Write-off of mark-to-market adjustments on extinguished debt	47,614	—	—	—	—	—	—	—
Warrant adjustment	55,042	—	(205,252)	—	(205,252)	—	—	—
Non-cash reorganization items	—	—	—	(31,357)	(31,357)	—	—	—
Totals	$32,441	$(1,124)	$(219,327)	$(92,733)	$(312,060)	$(2,373)	$7,862	$5,489

FINANCIAL OVERVIEW

Reconciliation of Non-GAAP to GAAP Financial Measures
Includes RPI

(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Reconciliation of NOI to GAAP Operating Income
NOI:
Pro Rata basis	$578,868	$557,123	$2,171,089	$2,196,556
Unconsolidated Properties	(100,477)	(93,465)	(368,848)	(367,087)
Consolidated Properties	478,391	463,658	1,802,241	1,829,469
Management fees and other corporate revenues	17,398	15,175	61,173	63,238
Property management and other costs	(62,186)	(42,310)	(205,759)	(166,624)
General and administrative	(15,558)	(24,468)	(36,003)	(47,157)
Provisions for impairment	(64,337)	—	(64,337)	(4,516)
Depreciation and amortization	(235,098)	(206,651)	(979,328)	(698,068)
Noncontrolling interest in NOI of Consolidated Properties	5,232	2,669	14,942	11,783
Operating income	$123,842	$208,073	$592,929	$988,125

Reconciliation of EBITDA to GAAP Net Loss Attributable to Common Stockholders
EBITDA:
Pro Rata basis	$505,691	$261,034	$1,951,698	$1,665,997
Unconsolidated Properties	(91,210)	(79,804)	(340,616)	(336,229)
Consolidated Properties	414,481	181,230	1,611,082	1,329,768
Preferred unit distributions	2,648	2,838	9,654	9,844
Depreciation and amortization	(235,098)	(206,651)	(979,328)	(698,068)
Noncontrolling interest in NOI of Consolidated Properties	5,232	2,669	14,942	11,783
Interest income	537	1,285	2,464	2,247
Interest expense	(232,013)	(342,334)	(958,612)	(1,398,446)
Warrant adjustment	(264,418)	(205,252)	55,042	(205,252)
Provision for income taxes	(989)	70,809	(9,256)	69,365
Provision for impairment excluded from FFO	(63,421)	—	(63,421)	(4,516)
Equity in (loss) income of Unconsolidated Real Estate Affiliates	5,432	(32,694)	2,898	21,353
Discontinued operations	(656)	(644,815)	7,654	(606,570)
Allocation to noncontrolling interests	427	29,997	(6,291)	28,518
Net loss attributable to common stockholders	$(367,838)	$(1,142,918)	$(313,172)	$(1,439,974)

Reconciliation of FFO to GAAP Net Loss Attributable to Common Stockholders
FFO:
Pro Rata basis	$(30,815)	$230,585	$908,153	$612,677
Unconsolidated Properties	—	—	—	—
Consolidated Properties	(30,815)	230,585	908,153	612,677
Depreciation and amortization of capitalized real estate costs	(283,652)	(245,701)	(1,167,799)	(835,630)
Gains (losses) on sales of investment properties	8,136	(1,116,011)	16,559	(1,134,687)
Noncontrolling interests in depreciation of Consolidated Properties	3,764	815	9,339	4,511
Provision for impairment excluded from FFO	(63,421)	—	(63,421)	(4,516)
Provision for impairment excluded from FFO of discontinued operations	(4,045)	(31,867)	(4,045)	(62,640)
Redeemable noncontrolling interests	2,598	33,560	2,212	40,396
Depreciation and amortization of discontinued operations	(403)	(14,299)	(14,170)	(60,085)
Net loss attributable to common stockholders	$(367,838)	$(1,142,918)	$(313,172)	$(1,439,974)

Reconciliation of Equity in NOI of Unconsolidated Properties to GAAP Equity in Income (Loss) of Unconsolidated Real Estate Affiliates
Equity in Unconsolidated Properties:
NOI	$100,477	$93,465	$368,848	$367,087
Net property management fees and costs	(5,121)	(4,727)	(17,609)	(16,645)
Net interest expense	(37,604)	(36,003)	(149,774)	(147,012)
General and administrative, provisions for impairment, income taxes and noncontrolling interest in FFO	(4,223)	(9,028)	(10,917)	(14,163)
FFO of discontinued Unconsolidated Properties	(773)	(1,700)	(1,203)	41,612
FFO of Unconsolidated Properties	52,756	42,007	189,345	230,879
Depreciation and amortization of capitalized real estate costs	(50,562)	(43,113)	(196,344)	(158,017)
Provision for impairment excluded from FFO	—	—	—	—
Provision for impairment excluded from FFO of discontinued operations	—	(31,856)	—	(31,856)
Other, including gain on sales of investment properties	3,238	268	9,897	(19,653)
Equity in income (loss) of Unconsolidated Real Estate Affiliates	$5,432	$(32,694)	$2,898	$21,353

Portfolio Operating Metrics

Excludes RPI

PORTFOLIO HIGHLIGHTS

Key Operating Performance Indicators (1)

As of and for the Twelve Months Ended December 31, 2011
Excludes RPI

(GLA in thousands)

GLA Summary (2)

	Number of Properties	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Total Mall	Strip Center GLA	Office GLA	Total Area	Total Area at Share (3)	% Leased
Consolidated Malls	101	41,148	14,059	39,574	94,781	1,342	1,914	98,037	58,031	94.3%
Unconsolidated Malls	35	16,136	3,344	17,151	36,631	452	1,160	38,244	10,317	95.4%
Regional U.S. Malls	136	57,284	17,404	56,724	131,412	1,794	3,075	136,281	68,348	94.6%

International	17	5,524	—	—	5,524	—	—	5,524	1,004	98.4%
Total U.S. Malls and International	153	62,808	17,404	56,724	136,936	1,794	3,075	141,805	69,352	94.9%

Office Properties	26	40	—	—	40	—	2,234	2,273	2,273	64.1%
Strip Centers	13	135	—	—	135	1,785	—	1,920	1,655	91.2%
Total Real Estate	192	62,983	17,404	56,724	137,111	3,579	5,308	145,999	73,280	94.0%

Operating Metrics (4)

			In-Place Rent (7)
December 31, 2011	% Leased (5)	% Occupied (6)	<10K SF	All Less Anchors	Tenant sales (8)	Occupancy Cost (9)

Consolidated Malls	94.3%	91.8%	65.12	57.27	492	13.4%
Unconsolidated Malls	95.4%	93.1%	70.14	61.75	537	13.4%
Total Malls	94.6%	92.1%	$66.58	$58.60	$505	13.4%

			In-Place Rent (7)
December 31, 2010	% Leased (5)	% Occupied (6)	<10K SF	All Less Anchors	Tenant sales (8)	Occupancy Cost (9)

Consolidated Malls	93.1%	91.6%	63.63	55.93	458	14.0%
Unconsolidated Malls	94.7%	93.1%	69.31	60.71	493	14.3%
Total Malls	93.5%	92.0%	$65.24	$57.32	$468	14.1%

(1)	For comparability purposes, prior period operating metric statistics have been restated to exclude properties classified as discontinued operations. All operating metrics are presented excluding RPI.
(2)	See Property Schedule on pages 23-28 for individual property details.
(3)	Total Area at Share includes assets at their respective ownership percentages and excludes tenant owned area.
(4)	Reflects results for Regional U.S. malls.
(5)	Represents contractual obligations for space in regional malls or predominantly retail centers and excludes traditional anchor stores.
(6)	Represents tenants’ physical and/or economic presence in regional malls or predominantly retail centers and excludes traditional anchor stores.
(7)	Weighted average rent of mall stores as of December 31, 2011. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.
(8)	Comparative rolling twelve month tenant sales for mall stores less than 10,000 square feet.
(9)	Represents tenants less than 10,000 square feet utilizing comparative tenant sales.

PORTFOLIO HIGHLIGHTS

Signed Leases as of December 31, 2011
All Tenants Except Anchors
Excludes RPI

	All Leases - Lease Spread (1)
	Commencement 2011					Commencement 2012
	# of Leases	SF	Term	Initial Rent PSF (2)	Average Rent PSF (3)	# of Leases	SF	Term	Initial Rent PSF (2)	Average Rent PSF (3)
New Leases
Prior to January 1, 2011	562	2,506,697	9.9	$44.83	$50.87	53	412,206	8.9	$42.49	$47.84
Post January 1, 2011	372	1,039,119	8.1	57.71	64.60	379	1,653,615	9.5	54.96	61.70
Total	934	3,545,816	9.3	$48.60	$54.89	432	2,065,821	9.4	$52.48	$58.94

Renewal Leases
Prior to January 1, 2011	581	2,155,481	5.4	$50.28	$53.36	91	477,974	5.7	$50.35	$53.72
Post January 1, 2011	234	503,499	4.6	64.69	68.23	287	885,774	4.8	58.24	61.58
Total	815	2,658,980	5.2	$53.01	$56.18	378	1,363,748	5.1	$55.48	$58.82

Total New/Renewal Leases
Prior to January 1, 2011	1,143	4,662,178	7.8	$47.35	$52.02	144	890,180	7.2	$46.71	$51.00
Post January 1, 2011	606	1,542,618	6.9	59.99	65.78	666	2,539,389	7.9	56.11	61.66
Sub Total	1,749	6,204,796	7.6	$50.49	$55.44	810	3,429,569	7.7	$53.67	$58.89

Perecent in Lieu	401	1,551,908	N/A	N/A	N/A	69	229,434	N/A	N/A	N/A
Total New/Renewal Leases	2,150	7,756,704	7.6	$50.49	$55.44	879	3,659,003	7.7	$53.67	$58.89

	SUITE TO SUITE - Lease Spread (5), (7)
	Commencement 2011										Commencement 2012
	# of Leases	SF	Term	Initial Rent PSF (2)	Average Rent PSF (3)	Expiring Rent PSF (4)	Initial Rent Spread		Average Rent Spread		# of Leases	SF	Term	Initial Rent PSF (2)	Average Rent PSF (3)	Expiring Rent PSF (4)	Initial Rent Spread		Average Rent Spread
New Leases (6)
Prior to January 1, 2011	202	743,264	8.3	$61.47	$68.82	$61.33	$0.14	0.2%	$7.49	12.2%	28	178,647	7.5	$49.55	$55.61	$46.75	$2.80	6.0%	$8.85	18.9%
Post January 1, 2011	139	321,216	8.5	78.48	87.25	69.76	8.72	12.5%	17.48	25.1%	154	515,163	8.5	67.54	75.62	56.48	11.06	19.6%	19.13	33.9%
Total	341	1,064,480	8.3	$66.60	$74.38	$63.91	$2.69	4.2%	$10.47	16.4%	182	693,810	8.2	$62.91	$70.46	$54.23	$8.68	16.0%	$16.23	29.9%

Renewal Leases
Prior to January 1, 2011	562	2,079,355	5.4	$51.00	$54.14	$52.94	$(1.94)	(3.7)%	$1.21	2.3%	87	437,856	5.8	$51.18	$54.83	$51.13	$0.05	0.1%	$3.70	7.2%
Post January 1, 2011	227	488,282	4.6	65.21	69.15	62.60	2.61	4.2%	6.55	10.5%	278	841,535	4.9	59.90	63.51	58.53	1.37	2.3%	4.98	8.5%
Total	789	2,567,637	5.2	$53.70	$57.00	$54.77	$(1.07)	(2.0)%	$2.22	4.1%	365	1,279,391	5.2	$56.91	$60.54	$56.00	$0.92	1.6%	$4.54	8.1%

New/Renewal Leases
Prior to January 1, 2011	764	2,822,619	6.1	$53.76	$58.01	$55.15	$(1.39)	(2.5)%	$2.86	5.2%	115	616,503	6.3	$50.71	$55.05	$49.86	$0.85	1.7%	$5.19	10.4%
Post January 1, 2011	366	809,498	6.2	70.47	76.33	65.44	5.03	7.7%	10.89	16.6%	432	1,356,698	6.3	62.80	68.11	57.75	5.05	8.7%	10.35	17.9%
Total	1,130	3,632,117	6.1	$57.48	$62.09	$57.44	$0.04	0.1%	$4.65	8.1%	547	1,973,201	6.3	$59.02	$64.03	$55.29	$3.73	6.8%	$8.74	15.8%

	Total 2011/2012
	# of Leases	SF	Term	Initial Rent PSF (2)	Average Rent PSF (3)	Expiring Rent PSF (4)	Initial Rent Spread		Average Rent Spread
New Leases (6)
Prior to January 1, 2011	230	921,911	8.1	$59.16	$66.26	$58.50	$0.66	1.1%	$7.75	13.3%
Post January 1, 2011	293	836,379	8.5	71.74	80.08	61.58	10.16	16.5%	18.50	30.0%
Total	523	1,758,290	8.3	$65.15	$72.83	$60.09	$5.05	8.4%	$12.74	21.2%

Renewal Leases
Prior to January 1, 2011	649	2,517,211	5.4	$51.03	$54.26	$52.62	$(1.59)	(3.0)%	$1.64	3.1%
Post January 1, 2011	505	1,329,817	4.8	61.85	65.58	60.02	1.82	3.0%	5.56	9.3%
Total	1,154	3,847,028	5.2	$54.77	$58.18	$55.18	$(0.41)	(0.7)%	$3.00	5.4%

New/Renewal Leases
Prior to January 1, 2011	879	3,439,122	6.2	$53.21	$57.48	$54.20	$(0.99)	(1.8)%	$3.28	6.1%
Post January 1, 2011	798	2,166,196	6.2	65.67	71.18	60.63	5.04	8.3%	10.55	17.4%
Total	1,677	5,605,318	6.2	$58.02	$62.77	$56.68	$1.34	2.4%	$6.09	10.7%

(1) Represents signed leases that are scheduled to commence in the respective period compared to expiring rent for tenants that closed or expired during the respective period.  Excluding anchors, % in lieu, and specialty leasing.

(2) Represents initial rent at time of rent commencement consisting of base minimum rent, common area costs, and real estate taxes.

(3) Represents average rent over the term consisting of base minimum rent, common area costs, and real estate taxes.

(4) Represents expiring rent at end of lease consisting of base minimum rent, common area costs, and real estate taxes.

(5) Represents signed leases that are scheduled to commence in the respective period compared to expiring rent for the prior tenant in the same suite.

(6) Represents new leases where downtime between the new and old tenant in the suite was less than 9 months.

PORTFOLIO HIGHLIGHTS

Lease Expiration Schedule and Top Ten Tenants

Excludes RPI

Year	Number of Expiring Leases	Expiring GLA at 100%	Percent of Total	Expiring Rent ($)	Expiring Rent ($psf)
Specialty Leasing	1,557	3,538,130	6.5%	$64,172,962	$19.82
2012	1,934	5,607,890	10.3%	207,019,118	$59.67
2013	1,912	5,138,535	9.5%	274,006,750	$59.42
2014	1,572	4,827,534	8.9%	262,333,526	$59.01
2015	1,485	4,733,342	8.7%	295,621,126	$65.03
2016	1,533	5,085,898	9.4%	337,867,119	$67.96
2017	1,266	4,642,813	8.6%	305,238,407	$68.25
2018	1,201	4,692,631	8.7%	350,066,199	$75.44
2019	774	4,014,208	7.4%	262,101,527	$66.00
2020	663	2,866,522	5.3%	195,468,848	$69.83
Subsequent	1,250	9,041,559	16.7%	438,809,800	$51.85
Total	15,147	54,189,062	100.0%	$2,992,705,381	$60.30

Top Ten Largest Tenants (Retail Portfolio)	Primary DBA	Percent of Minimum Rents, Tenant Recoveries and Other	Square Footage (000’s)	Number of Locations

Limited Brands, Inc	Victoria’s Secret, Bath & Body Works	2.8%	1,559	258
The Gap, Inc.	Gap, Banana Repubic, Old Navy	2.8%	2,277	225
Abercrombie & Fitch Stores, Inc	Abercrombie, Abercrombie & Fitch, Hollister	2.2%	1,451	205
Foot Locker, Inc	Footlocker, Champs Sports, Footaction USA	2.0%	1,235	320
Golden Gate Capital	Express, J. Jill, Eddie Bauer	1.6%	1,149	139
Forever 21, Inc	Forever 21, Gadzooks	1.6%	2,031	105
American Eagle Outfitters, Inc	American Eagle, Aerie, Martin + Osa	1.4%	814	143
Macy’s Inc.	Macy’s, Bloomingdale’s	1.3%	19,193	121
Luxottica Retail North America Inc	Lenscrafters, Sunglass Hut, Pearle Vision	1.2%	522	260
Genesco Inc.	Journeys, Lids, Underground Station, Johnston & Murphy	1.1%	475	309
Totals		18.0%	30,706	2,085

PORTFOLIO OPERATING METRICS

Property Schedule

Excludes RPI

As of December 31, 2011

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Consolidated Regional Malls
Ala Moana Center	Macy’s, Neiman Marcus, Sears, Nordstrom	100%	Honolulu, HI	964,285	829,114	200,000	14,042	364,993	2,372,434	98.5%
Apache Mall	Herberger’s, JCPenney, Macy’s, Sears	100%	Rochester, MN	269,931	320,202	162,790	—	—	752,923	99.8%
Augusta Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Augusta, GA	490,928	—	597,223	—	—	1,088,151	98.9%
Baybrook Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Friendswood (Houston), TX	424,346	97,906	720,931	—	—	1,243,183	100.0%
Bayside Marketplace		100%	Miami, FL	218,258	—	—	—	—	218,258	94.5%
Beachwood Place	Dillard’s, Nordstrom, Saks Fifth Avenue	100%	Beachwood, OH	334,149	332,580	247,000	—	—	913,729	96.8%
Bellis Fair	JCPenney, Kohl’s, Macy’s, Macy’s Home Store, Sears, Target	100%	Bellingham (Seattle), WA	338,464	200,414	237,910	—	—	776,788	98.2%
Boise Towne Square	Dillard’s, JCPenney, Macy’s, Sears, Kohl’s	100%	Boise, ID	423,418	425,556	247,714	116,678	—	1,213,366	89.6%
Brass Mill Center	Burlington Coat Factory, JCPenney, Macy’s, Sears	100%	Waterbury, CT	396,066	267,471	319,391	197,033	—	1,179,961	93.6%
Burlington Town Center	Macy’s	100%	Burlington, VT	153,024	—	146,753	—	54,617	354,394	89.6%
Capital Mall	Dillard’s, JCPenney, Sears	100%	Jefferson City, MO	317,266	97,537	135,540	—	—	550,343	79.1%
Coastland Center	Dillard’s, JCPenney, Macy’s, Sears	100%	Naples, FL	333,096	123,921	466,469	—	—	923,486	90.1%
Columbia Mall	Dillard’s, JCPenney, Sears, Target	100%	Columbia, MO	315,747	85,972	335,088	—	—	736,807	95.5%
Columbiana Centre	Belk, Dillard’s, JCPenney, Sears	100%	Columbia, SC	267,007	198,334	360,643	—	—	825,984	98.1%
Coral Ridge Mall	Dillard’s, JCPenney, Sears, Target, Younkers	100%	Coralville (Iowa City), IA	524,890	—	551,165	—	—	1,076,055	96.0%
Coronado Center	JCPenney, Kohl’s, Macy’s, Sears, Target	100%	Albuquerque, NM	403,246	118,272	627,753	—	—	1,149,271	97.7%
Crossroads Center	JCPenney, Macy’s, Sears, Target	100%	St. Cloud, MN	367,360	394,167	129,275	—	—	890,802	99.0%
Cumberland Mall	Costco, Macy’s, Sears	100%	Atlanta, GA	384,126	147,409	500,575	—	—	1,032,110	94.3%
Deerbrook Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Humble (Houston), TX	554,254	—	653,540	—	—	1,207,794	98.1%
Eastridge Mall WY	JCPenney, Macy’s, Sears, Target	100%	Casper, WY	277,698	213,913	75,883	—	—	567,494	76.5%
Eastridge Mall CA	JCPenney, Macy’s, Sears	100%	San Jose, CA	628,311	246,261	426,000	—	—	1,300,572	98.2%
Eden Prairie Center	Kohl’s, Sears, Target, Von Maur, JCPenney	100%	Eden Prairie (Minneapolis), MN	404,046	279,422	452,081	—	—	1,135,549	98.5%
Fashion Place	Dillard’s, Nordstrom, Sears	100%	Murray, UT	435,201	—	600,778	47,756	—	1,083,735	97.7%
Fashion Show	Bloomingdale’s Home, Dillard’s, Macy’s, Neiman Marcus, Nordstrom, Saks Fifth Avenue	100%	Las Vegas, NV	665,110	167,001	1,059,614	—	—	1,891,725	99.5%
Foothills Mall	Macy’s, Sears	100%	Fort Collins, CO	287,753	75,337	202,760	181,829	—	747,679	65.9%
Four Seasons Town Centre	Belk, Dillard’s, JCPenney	100%	Greensboro, NC	445,363	429,969	212,047	—	—	1,087,379	91.4%
Fox River Mall	JCPenney, Macy’s, Sears, Target, Younkers	100%	Appleton, WI	618,728	30,000	564,914	—	—	1,213,642	92.7%
Glenbrook Square	JCPenney, Macy’s, Sears	100%	Fort Wayne, IN	449,758	555,870	221,000	—	—	1,226,628	95.9%
Governor’s Square	Dillard’s, JCPenney, Macy’s, Sears	100%	Tallahassee, FL	330,240	—	691,605	—	—	1,021,845	96.2%
Grand Teton Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Idaho Falls, ID	209,947	323,925	—	93,274	—	627,146	99.8%
Greenwood Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Bowling Green, KY	415,943	156,096	272,957	—	—	844,996	92.1%
Harborplace		100%	Baltimore, MD	149,066	—	—	—	—	149,066	90.9%
Hulen Mall	Dillard’s, Macy’s, Sears	100%	Ft. Worth, TX	367,588	—	596,570	—	—	964,158	99.6%
Jordan Creek Town Center	Dillard’s, Younkers	100%	West Des Moines, IA	724,314	—	349,760	233,167	—	1,307,241	99.4%
Lakeside Mall	JCPenney, Lord & Taylor, Macy’s, Macy’s Mens & Home, Sears	100%	Sterling Heights, MI	487,149	115,300	905,418	—	—	1,507,867	81.1%
Lynnhaven Mall	Dillard’s, JCPenney, Macy’s	100%	Virginia Beach, VA	640,053	150,434	500,958	—	—	1,291,445	98.9%
Mall Of Louisiana	Dillard’s, JCPenney, Macy’s, Sears	100%	Baton Rouge, LA	615,632	—	805,630	143,619	—	1,564,881	99.2%
Mall Of The Bluffs	Dillard’s, Sears	100%	Council Bluffs (Omaha, NE), IA	375,133	—	326,222	—	—	701,355	72.6%
Mall St. Matthews	Dillard’s, Dillard’s Men’s & Home, JCPenney	100%	Louisville, KY	501,313	120,000	395,705	—	—	1,017,018	98.1%
Market Place Shopping Center	Bergner’s, JCPenney, Macy’s, Sears	100%	Champaign, IL	416,303	385,766	149,980	—	—	952,049	96.7%
Mayfair	Boston Store, Macy’s	100%	Wauwatosa (Milwaukee), WI	615,230	288,596	210,714	—	402,589	1,517,129	99.1%
Meadows Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Las Vegas, NV	308,665	—	636,853	—	—	945,518	98.5%

PORTFOLIO OPERATING METRICS

Property Schedule

Excludes RPI

As of December 31, 2011

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Mondawmin Mall		99%	Baltimore, MD	371,125	—	—	—	65,317	436,442	92.1%
Newgate Mall	Dillard’s, Sears	100%	Ogden (Salt Lake City), UT	377,795	226,961	118,919	—	—	723,675	84.4%
North Point Mall	Dillard’s, JCPenney, Macy’s, Sears, Von Maur	100%	Alpharetta (Atlanta), GA	385,349	627,257	363,151	—	—	1,375,757	97.6%
North Star Mall	Dillard’s, Macy’s, Saks Fifth Avenue, JCPenney	100%	San Antonio, TX	516,391	207,196	522,126	—	—	1,245,713	99.5%
Northridge Fashion Center	JCPenney, Macy’s, Sears	100%	Northridge (Los Angeles), CA	641,072	45,369	824,443	—	—	1,510,884	96.3%
Northtown Mall	JCPenney, Kohl’s, Macy’s, Red Fox, Sears	100%	Spokane, WA	490,936	310,859	242,392	—	—	1,044,187	84.3%
Oak View Mall	Dillard’s, JCPenney, Sears, Younkers	100%	Omaha, NE	258,088	149,400	454,860	—	—	862,348	93.8%
Oakwood Center	Dillard’s, JCPenney, Sears	100%	Gretna, LA	277,408	—	514,028	—	—	791,436	98.0%
Oakwood Mall	JCPenney, Macy’s, Sears, Younkers	100%	Eau Claire, WI	397,744	116,620	298,224	—	—	812,588	93.2%
Oglethorpe Mall	Belk, JCPenney, Macy’s, Sears	100%	Savannah, GA	406,980	220,824	315,760	—	—	943,564	95.6%
Oxmoor Center	Macy’s, Sears, Von Maur	100%	Louisville, KY	357,592	156,000	411,210	—	—	924,802	95.8%
Paramus Park	Macy’s, Sears	100%	Paramus, NJ	295,978	—	459,057	—	—	755,035	94.7%
Park City Center	Bon Ton, Boscov’s, JCPenney, Kohl’s, Sears	100%	Lancaster (Philadelphia), PA	541,272	514,917	384,980	—	—	1,441,169	93.0%
Park Place	Dillard’s, Macy’s, Sears	100%	Tucson, AZ	477,083	—	581,457	—	—	1,058,540	94.1%
Peachtree Mall	Dillard’s, JCPenney, Macy’s	100%	Columbus, GA	309,377	—	508,615	—	—	817,992	93.9%
Pecanland Mall	Belk, Dillard’s, JCPenney, Sears, Burlington Coat Factory	100%	Monroe, LA	328,884	83,398	532,038	—	—	944,320	98.0%
Pembroke Lakes Mall	Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s, Macy’s Home Store, Sears	100%	Pembroke Pines (Fort Lauderdale), FL	350,798	395,219	386,056	—	—	1,132,073	93.4%
Pine Ridge Mall	JCPenney, Sears, Shopko	100%	Pocatello, ID	198,226	437,987	—	—	—	636,213	74.8%
Pioneer Place		100%	Portland, OR	315,495	—	49,379	—	287,526	652,400	91.3%
Prince Kuhio Plaza	Macy’s, Sears	100%	Hilo, HI	317,416	124,547	61,873	—	—	503,836	96.9%
Providence Place	JCPenney, Macy’s, Nordstrom	100%	Providence, RI	749,721	—	513,691	—	—	1,263,412	96.3%
Provo Towne Centre	Dillard’s, JCPenney, Sears	75%	Provo, UT	300,337	151,090	340,629	—	—	792,056	88.4%
Red Cliffs Mall	Dillard’s, JCPenney, Sears	100%	St. George, UT	148,041	235,031	—	57,304	—	440,376	92.9%
Regency Square Mall	Belk, Dillard’s, JCPenney, Sears	100%	Jacksonville, FL	556,443	479,846	399,155	—	—	1,435,444	74.1%
Ridgedale Center	JCPenney, Macy’s, Sears	100%	Minnetonka, MN	325,741	—	702,380	—	—	1,028,121	91.7%
River Hills Mall	Herberger’s, JCPenney, Sears, Target	100%	Mankato, MN	353,008	189,559	174,383	—	—	716,950	95.5%
Rivertown Crossings	JCPenney, Kohl’s, Macy’s, Sears, Younkers	100%	Grandville (Grand Rapids), MI	544,323	—	635,625	—	—	1,179,948	92.5%
Rogue Valley Mall	JCPenney, Kohl’s, Macy’s, Macy’s Home Store	100%	Medford (Portland), OR	281,412	170,625	186,359	—	—	638,396	90.8%
Salem Center	JCPenney, Kohl’s, Macy’s, Nordstrom	100%	Salem, OR	193,824	—	438,000	—	—	631,824	83.5%
Sooner Mall	Dillard’s, JCPenney, Sears	100%	Norman, OK	205,816	129,823	137,082	—	—	472,721	100.0%
Southlake Mall	Macy’s, Sears	100%	Morrow (Atlanta), GA	272,254	—	740,252	—	—	1,012,506	91.6%
Southshore Mall	JCPenney, Sears	100%	Aberdeen, WA	139,514	68,979	64,796	—	—	273,289	62.6%
Southwest Plaza	Dillard’s, JCPenney, Macy’s, Sears	100%	Littleton (Denver), CO	636,949	93,630	541,851	—	90,067	1,362,497	90.1%
Spokane Valley Mall	JCPenney, Macy’s, Sears	75%	Spokane, WA	346,758	126,243	252,841	132,048	—	857,890	93.5%
Staten Island Mall	Macy’s, Sears, JCPenney	100%	Staten Island, NY	523,186	13,726	657,363	83,092	—	1,277,367	96.6%
Stonestown Galleria	Macy’s, Nordstrom	100%	San Francisco, CA	425,771	160,505	267,788	—	54,314	908,378	99.1%
The Crossroads	Burlington Coat Factory, JCPenney, Macy’s, Sears	100%	Portage (Kalamazoo), MI	267,603	—	502,960	—	—	770,563	96.2%
The Gallery At Harborplace		100%	Baltimore, MD	131,904	—	—	—	266,115	398,019	95.2%
The Grand Canal Shoppes		100%	Las Vegas, NV	463,844	—	—	—	34,414	498,258	98.2%
The Maine Mall	JCPenney, Macy’s, Sears	100%	South Portland, ME	507,277	120,844	377,662	—	—	1,005,783	96.0%
The Mall In Columbia	JCPenney, Lord & Taylor, Macy’s, Nordstrom, Sears	100%	Columbia, MD	600,741	212,847	587,321	—	—	1,400,909	98.3%
The Parks At Arlington	Dillard’s, Jcpenney, Macy’s, Sears	100%	Arlington (Dallas), TX	697,564	63,857	748,945	—	—	1,510,366	100.0%
The Shoppes At Buckland Hills	JCPenney, Macy’s, Macy’s Mens & Home, Sears	100%	Manchester, CT	525,540	—	512,611	—	—	1,038,151	92.0%
The Shoppes At The Palazzo	Barneys New York	100%	Las Vegas, NV	185,075	84,743	—	—	—	269,818	97.9%

PORTFOLIO OPERATING METRICS

Property Schedule

Excludes RPI

As of December 31, 2011

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
The Shops At Fallen Timbers	Dillard’s, JCPenney	100%	Maumee, OH	328,778	—	261,502	—	—	590,280	96.3%
The Shops at La Cantera	Dillard’s, Macy’s, Neiman Marcus, Nordstrom	75%	San Antonio, TX	582,386	—	627,597	—	69,073	1,279,056	98.1%
The Streets At Southpoint	Hudson Belk, JCPenney, Macy’s, Nordstrom, Sears	100%	Durham, NC	606,078	—	726,347	—	—	1,332,425	99.2%
The Village of Cross Keys		100%	Baltimore, MD	74,172	—	—	30,292	185,677	290,141	93.2%
The Woodlands Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Woodlands (Houston), TX	572,662	—	742,918	—	39,471	1,355,051	99.6%
Town East Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Mesquite (Dallas), TX	416,222	—	809,386	—	—	1,225,608	99.2%
Tucson Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Tucson, AZ	605,014	—	641,458	12,000	—	1,258,472	94.9%
Tysons Galleria	Macy’s, Neiman Marcus, Saks Fifth Avenue	100%	McLean (Washington, D.C.), VA	300,682	—	511,933	—	—	812,615	91.5%
Valley Plaza Mall	JCPenney, Macy’s, Sears, Target	100%	Bakersfield, CA	518,153	147,792	509,176	—	—	1,175,121	98.8%
Visalia Mall	JCPenney, Macy’s	100%	Visalia, CA	180,840	257,000	—	—	—	437,840	89.1%
West Oaks Mall	Dillard’s, JCPenney, Sears	100%	Ocoee (Orlando), FL	411,345	223,813	430,976	—	—	1,066,134	73.6%
Westlake Center		99%	Seattle, WA	102,859	—	—	—	—	102,859	90.4%
White Marsh Mall	JCPenney, Macy’s, Macy’s Home Store, Sears	100%	Baltimore, MD	439,740	60,000	466,010	—	—	965,750	95.3%
Willowbrook	Bloomingdale’s, Lord & Taylor, Macy’s, Sears	100%	Wayne, NJ	493,021	2,060	1,028,000	—	—	1,523,081	98.7%
Woodbridge Center	JCPenney, Lord & Taylor, Macy’s, Sears	100%	Woodbridge, NJ	669,886	274,100	710,935	—	—	1,654,921	95.7%
Total Consolidated Regional Malls			Count: 101	41,147,898	14,059,412	39,573,709	1,342,134	1,914,173	98,037,326	94.3%

Unconsolidated Regional Malls
Alderwood	JCPenney, Macy’s, Nordstrom, Sears	50%	Lynnwood (Seattle), WA	577,598	—	705,898	—	—	1,283,496	98.1%
Altamonte Mall	Dillard’s, JCPenney, Macy’s, Sears	50%	Altamonte Springs (Orlando), FL	474,008	158,658	519,890	—	—	1,152,556	94.9%
Bridgewater Commons	Bloomingdale’s, Lord & Taylor, Macy’s	35%	Bridgewater, NJ	396,038	150,525	352,351	93,796	—	992,710	98.0%
Carolina Place	Belk, Dillard’s, JCPenney, Macy’s, Sears	50%	Pineville (Charlotte), NC	382,519	277,404	496,098	—	—	1,156,021	98.4%
Christiana Mall	JCPenney, Macy’s, Nordstrom, Target	50%	Newark, DE	467,018	—	641,312	—	—	1,108,330	99.5%
Clackamas Town Center	JCPenney, Macy’s, Macy’s Home Store, Nordstrom, Sears	50%	Happy Valley, OR	592,213	—	774,842	—	—	1,367,055	97.9%
First Colony Mall	Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s	50%	Sugar Land, TX	502,075	—	619,048	—	—	1,121,123	98.1%
Florence Mall	JCPenney, Macy’s, Macy’s Home Store, Sears	50%	Florence (Cincinnati, OH), KY	405,036	—	552,407	—	—	957,443	93.8%
Galleria At Tyler	JCPenney, Macy’s, Nordstrom	50%	Riverside, CA	557,211	—	468,208	—	—	1,025,419	96.7%
Glendale Galleria	JCPenney, Macy’s, Nordstrom, Target	50%	Glendale, CA	515,430	90,000	715,000	—	142,791	1,463,221	95.3%
Kenwood Towne Centre	Dillard’s, Macy’s, Nordstrom	50%	Cincinnati, OH	515,816	240,656	400,665	—	—	1,157,137	97.2%
Mizner Park		50%	Boca Raton, FL	177,330	79,822	—	—	262,141	519,293	85.1%
Natick Mall	JCPenney, Lord & Taylor, Macy’s, Sears	50%	Natick (Boston), MA	477,027	194,558	516,662	—	—	1,188,247	95.7%
Natick West	Neiman Marcus, Nordstrom	50%	Natick (Boston), MA	265,517	—	236,430	—	—	501,947	96.5%
Neshaminy Mall	Boscov’s, Macy’s, Sears	50%	Bensalem, PA	412,295	188,394	418,595	—	—	1,019,284	94.3%
Northbrook Court	Lord & Taylor, Macy’s, Neiman Marcus	50%	Northbrook (Chicago), IL	476,317	126,000	410,277	—	—	1,012,594	98.1%
Oakbrook Center	Bloomingdale’s Home, Lord & Taylor, Macy’s, Neiman Marcus, Nordstrom, Sears	48%	Oak Brook (Chicago), IL	790,956	413,667	771,911	—	239,292	2,215,826	97.2%
Otay Ranch Town Center	Macy’s	50%	Chula Vista (San Diego), CA	512,164	—	140,000	—	—	652,164	97.9%
Owings Mills Mall(2)	JCPenney, Macy’s	50%	Owings Mills, MD	438,017	340,000	307,037	—	326,063	1,411,117	52.8%
Park Meadows	Dillard’s, JCPenney, Macy’s, Nordstrom	35%	Lone Tree, CO	753,098	—	823,000	—	—	1,576,098	99.0%
Perimeter Mall	Bloomingdale’s, Dillard’s, Macy’s, Nordstrom	50%	Atlanta, GA	515,377	—	1,053,274	—	—	1,568,651	91.8%
Pinnacle Hills Promenade	Dillard’s, JCPenney, Target	50%	Rogers, AR	360,344	98,540	162,140	358,195	—	979,219	98.0%
Plaza Frontenac	Neiman Marcus, Saks Fifth Avenue,	55%	St. Louis, MO	222,130	125,669	135,044			482,843	97.5%
Quail Springs Mall	Dillard’s, JCPenney, Macy’s, Sears	50%	Oklahoma City, OK	450,949	—	687,853	—	—	1,138,802	99.3%
Riverchase Galleria	Belk, Belk Home Store, JCPenney, Macy’s, Sears	50%	Hoover (Birmingham), AL	509,318	331,000	742,920	—	—	1,583,238	92.8%
Saint Louis Galleria	Dillard’s, Macy’s, Nordstrom	74%	St. Louis, MO	464,648	—	714,052	—	—	1,178,700	96.1%

PORTFOLIO OPERATING METRICS

Property Schedule

Excludes RPI

As of December 31, 2011

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Stonebriar Centre	Dillard’s, JCPenney, Macy’s, Nordstrom, Sears	50%	Frisco (Dallas), TX	786,503	—	865,192	—	—	1,651,695	99.3%
The Oaks Mall	Belk, Dillard’s, JCPenney, Macy’s, Sears	51%	Gainesville, FL	339,892	233,367	324,500	—	—	897,759	97.2%
The Shoppes At River Crossing	Belk, Dillard’s	50%	Macon, GA	361,376	—	333,219	—	—	694,595	99.4%
Towson Town Center	Macy’s, Nordstrom	35%	Towson, MD	579,957	—	419,129	—	—	999,086	95.9%
Village Of Merrick Park	Neiman Marcus, Nordstrom	40%	Coral Gables, FL	406,756	—	330,000	—	101,263	838,019	87.3%
Water Tower Place	Macy’s	52%	Chicago, IL	389,875	296,128	—	—	88,809	774,812	97.3%
Westroads Mall	JCPenney, Von Maur, Younkers	51%	Omaha, NE	540,851	—	529,402	—	—	1,070,253	97.0%
Whaler’s Village		50%	Lahaina, HI	105,627	—	—	—	—	105,627	97.1%
Willowbrook Mall	Dillard’s, JCPenney, Macy’s, Macy’s Mens, Sears	50%	Houston, TX	415,067	—	984,372	—	—	1,399,439	97.2%
Total Unconsolidated Regional Malls			Count: 35	16,136,353	3,344,388	17,150,728	451,991	1,160,359	38,243,819	95.4%
Total Regional Malls (5)			Count: 136	57,284,251	17,403,800	56,724,437	1,794,125	3,074,532	136,281,145	94.6%

PORTFOLIO OPERATING METRICS

Property Schedule
Excludes RPI
As of December 31, 2011

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
International Properties (3)
Bangu Shopping		31%	Rio de Janeiro, Rio de Janeiro (Brazil)	562,264	—	—	—	—	562,264	99.9%
Shopping Nacoes		8%	Bauru, Brazil	—	—	—	—	—	—	0.0%
Boulevard Brasilia		16%	Brasilia, Brazil	182,179	—	—	—	—	182,179	95.0%
Boulevard Shopping Belem		24%	Belem, Brazil	369,902	—	—	—	—	369,902	99.2%
Boulevard Shopping Belo Horizonte		22%	Belo Horizonte, Minas Gerais (Brazil)	463,020	—	—	—	—	463,020	92.2%
Boulevard Shopping Campina Grande		11%	Campina Grande, Paraiba (Brazil)	186,119	—	—	—	—	186,119	100.0%
Boulevard Shopping Campos		16%	Campose dos Goytacazes (Brazil)	204,514					204,514	99.2%
Carioca Shopping		13%	Rio de Janeiro, Rio de Janeiro (Brazil)	256,235	—	—	—	—	256,235	99.7%
Caxias Shopping		13%	Rio de Janeiro, Rio de Janeiro (Brazil)	275,115	—	—	—	—	275,115	98.7%
Santana Parque Shopping		16%	Sao Paulo, Sao Paulo (Brazil)	285,233	—	—	—	—	285,233	98.1%
Shopping Grande Rio		8%	Rio de Janeiro, Rio de Janeiro (Brazil)	395,789	—	—	—	—	395,789	99.4%
Shopping Iguatemi Salvador		14%	Salvador, Bahia (Brazil)	671,033	—	—	—	—	671,033	99.6%
Shopping Leblon		35%	Rio de Janeiro, Rio de Janeiro (Brazil)	247,594	—	—	—	—	247,594	99.0%
Shopping Santa Ursula		12%	Ribeirao Preto, Brazil	240,337	—	—	—	—	240,337	95.5%
Shopping Taboao		12%	Taboao da Serra, Sao Paulo (Brazil)	383,206	—	—	—	—	383,206	99.9%
SuperShopping Osasco		12%	Sao Paulo, Sao Paulo (Brazil)	189,703	—	—	—	—	189,703	95.6%
Via Parque Shopping		22%	Rio de Janeiro, Rio de Janeiro (Brazil)	611,412	—	—	—	—	611,412	99.4%
International Properties (3)			Count: 17	5,523,654	—	—	—	—	5,523,654	98.4%

Stand Alone Offices and Strip Centers
10 Columbia Corporate Center		100%	Towson (Baltimore), MD	6,500	—	—	—	87,235	93,735	63.7%
20 Columbia Corporate Center		100%	Towson (Baltimore), MD	—	—	—	—	100,247	100,247	80.0%
30 Columbia Corporate Center		100%	Towson (Baltimore), MD	14,165	—	—	—	130,184	144,349	62.9%
40 Columbia Corporate Center		100%	Towson (Baltimore), MD	—	—	—	—	136,141	136,141	85.8%
50 Columbia Corporate Center		100%	Towson (Baltimore), MD	7,750	—	—	—	111,200	118,950	76.8%
60 Columbia Corporate Center		100%	Towson (Baltimore), MD	—	—	—	—	101,799	101,799	90.5%
70 Columbia Corporate Center		100%	Towson (Baltimore), MD	—	—	—	—	169,639	169,639	29.0%
10000 Covington Cross		100%	Las Vegas, NV	—	—	—	—	35,867	35,867	100.0%
10000 West Charleston		100%	Las Vegas, NV	—	—	—	—	71,388	71,388	81.1%
10190 Covington Cross		100%	Las Vegas, NV	—	—	—	—	74,895	74,895	84.9%
10450 West Charleston Blvd		100%	Las Vegas, NV	—	—	—	—	71,607	71,607	100.0%
1120-1140 Town Center Drive		100%	Las Vegas, NV	—	—	—	—	104,220	104,220	60.6%
1160-1180 Town Center Drive		100%	Las Vegas, NV	—	—	—	—	104,567	104,567	17.5%
1201-1241 Town Center Drive		100%	Las Vegas, NV	—	—	—	—	75,831	75,831	2.4%
1251-1281 Town Center Drive		100%	Las Vegas, NV	—	—	—	—	54,168	54,168	0.0%
1551 Hillshire Drive		100%	Las Vegas, NV	—	—	—	—	69,500	69,500	0.0%
1635 Village Center Circle		100%	Las Vegas, NV	—	—	—	—	38,539	38,539	39.4%
1645 Village Center Circle		100%	Las Vegas, NV	—	—	—	—	49,411	49,411	77.9%
9901-9921 Covington Cross		100%	Las Vegas, NV	—	—	—	—	57,110	57,110	35.3%
9950-9980 Covington Cross		100%	Las Vegas, NV	—	—	—	—	81,712	81,712	0.0%
Corporate Pointe 2		100%	Las Vegas, NV	—	—	—	—	41,390	41,390	100.0%
Corporate Pointe 3		100%	Las Vegas, NV	—	—	—	—	68,346	68,346	100.0%

PORTFOLIO OPERATING METRICS

Property Schedule
Excludes RPI
As of December 31, 2011

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Crossing Business Center 6		100%	Las Vegas, NV	—	—	—	—	52,975	52,975	0.0%
Crossing Business Center 7		100%	Las Vegas, NV	—	—	—	—	58,950	58,950	100.0%
Senate Plaza		100%	Harrisburg-Carlisle, PA	11,186	—	—	—	230,760	241,946	88.6%
HHP Government Service		100%	Las Vegas, NV	—	—	—	—	56,022	56,022	100.0%
Baskin Robbins		100%	Idaho Falls, ID	—	—	—	1,814	—	1,814	100.0%
Boise Plaza		73%	Boise, ID	—	—	—	114,404	—	114,404	100.0%
Center Point Plaza (4)		50%	Las Vegas, NV	70,299	—	—	74,336	—	144,635	98.2%
Columbia Bank Drive Thru		100%	Towson (Baltimore), MD	—	—	—	17,000	—	17,000	100.0%
Fallbrook Center		100%	West Hills (Los Angeles), CA	—	—	—	856,387	—	856,387	88.2%
Fort Union		100%	Midvale (Salt Lake City), UT	—	—	—	32,968	—	32,968	56.2%
Fremont Plaza		100%	Las Vegas, NV	—	—	—	54,076	—	54,076	73.7%
Lake Mead & Buffalo (4)		50%	Las Vegas, NV	64,991	—	—	85,957	—	150,948	96.6%
Lincolnshire Commons		100%	Lincolnshire (Chicago), IL	—	—	—	118,562	—	118,562	100.0%
Lockport Mall		100%	Lockport, NY	—	—	—	90,734	—	90,734	100.0%
Plaza 800		100%	Sparks (Reno), NV	—	—	—	72,431	—	72,431	83.9%
The Trails Village Center (4)		50%	Las Vegas, NV	—	—	—	174,644	—	174,644	95.4%
Woodlands Village		100%	Flagstaff, AZ	—	—	—	91,810	—	91,810	87.4%
Total Stand Alone Offices and Strip Centers			Office Count: 26 Strip Center Count: 13	174,891	—	—	1,785,123	2,233,703	4,193,717	Office: 64.1 Strip: 91.2	% %

(1)  For stand alone offices, office occupancy is presented.

(2)  For the 320K s.f. of office area at Owings Mills Mall, GGP owns 65% of One Corporate Center and 55% of Two Corporate Center.

(3)  GGP’s investment in Brazil is through an ownership interest in Aliansce and Luanda.  For these properties, only Mall and Freestanding GLA is presented.

(4)  Third party managed strip center.

(5)  Refer to page 23 (Key Operating Performance Indicators).

Miscellaneous

MISCELLANEOUS Capital Information Includes RPI

(in thousands, except per share amounts)

12/31/11

Closing common stock price per share (1)	$15.02
Volume Weighted Average Price (2)	12.45
52 Week High (3), (4)	17.43
52 Week Low (3), (4)	10.68

Portfolio Net Debt
Portfolio Debt
Fixed	$17,385,905
Variable (5)	2,668,498
Total Portfolio Debt	20,054,403
Less: Cash and Cash Equivalents	(744,970)
Portfolio Net Debt	$19,309,433

Portfolio Capitalization Data
Total Portfolio Debt	$19,309,433
Preferred Securities:
Perpetual Preferred Units at 8.25%	5,000
Convertible Preferred Units at 6.50%	26,637
Convertible Preferred Units at 7.00%	25,133
Convertible Preferred Units at 8.50%	63,986
Preferred redeemable noncontrolling interests	$120,756
Other Preferred Stock	360
Total Preferred Securities	$121,116

Common stock and Operating Partnership units outstanding at end of period (1)	$14,850,815
Total Market Capitalization at end of period	$34,281,364

Debt Ratios
Leverage Ratio (Portfolio Net Debt/Total Market Capitalization)	56.3%
Interest Coverage Ratio (TTM Core EBITDA/Interest on existing debt)	1.84 x
Portfolio Net Debt/TTM Core EBITDA	9.5 x

(1)          Reflects the closing price per share on December 31, 2011 of $15.02. Amount calculated as outstanding shares at the end of the period multiplied by the closing share price plus outstanding partnership units multiplied by a conversion rate of 1.0397624  multiplied by the closing share price.

(2)          Source: Bloomberg.

(3)          Does not include information prior to Effective Date.

(4)          52-week pricing information includes the intra-day highs and lows.

(5)          Includes Shopping Leblon / Aliansce (Brazil) debt of approximately $113 million.

MISCELLANEOUS Change In Total Common and Equivalent Shares Excludes RPI

	Operating Partnership Units	Company Common Shares	Total Common & Operating Partnership Units
Common Shares and Operating Partnership Units (“OP Units”) Outstanding at December 31, 2010	6,934,130	941,880,014	948,814,144
Common Unit Cash Conversion	(336,382)	—	(336,382)
Common Stock Issued as a dividend	—	22,256,121	22,256,121
DRIP		7,225,345	7,225,345
Issuance of stock for restricted stock grants, net of forfeitures and stock options exercised	—	(220,456)	(220,456)
Common Shares retired	—	(35,833,537)	(35,833,537)
Common Shares and OP Units Outstanding at December 31, 2011	6,597,748	935,307,487	941,905,235

Common Shares issuable assuming exercise of Permanent Warrants (1)		46,837,067
Common Shares issuable assuming exercise of in-the-money stock options		4,910,983
Common Shares issuable assuming exchange of OP Units		6,860,090
Diluted Common Shares and OP Units Outstanding at December 31, 2011		993,915,627

	Three Months Ended		Twelve Months Ended
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Diluted weighted average number of Company shares outstanding (in thousands) - GAAP EPS	934,544	945,248	943,669	945,248

Diluted weighted average number of Company shares outstanding (in thousands) - FFO/Core FFO (3)	974,707	993,999	988,736	993,999

(1)         GGP has 120 million warrants outstanding (the “Permanent Warrants”) convertible to 1.0977 Common Shares with a weighted average exercise price of $9.68, with a scheduled expiration of November 9, 2017.  57.5 million warrants must be satisfied through net share settlement, with the remainder through either a net or full share settlement feature at the option of the holder.

Pursuant to the Plan, Permanent Warrants to purchase equity were issued to the Plan Sponsors on the Effective Date.  The Permanent Warrants are fully vested and the exercise prices will be subject to adjustment for future dividends, stock dividends, splits or reverse splits of our common stock or certain other events as are customary with such instruments at declaration.  Under certain circumstances, holders of the warrants may elect to require GGP to redeem the warrants in cash (“Cash Settlement”), based on a defined formula related to GGP’s common stock.  The existence of the Cash Settlement feature, however remote, results in the warrants to be classified as a liability for GAAP, carried at fair value with changes in fair value accounted for in net income.

Shares Subject to Warrants	Weighted Average Exercise Price	Expiration Date	Impact of Dividend issued to stockholders of record as of December 30, 2011 (2)		Impact of settling warrants via net share settlement
65,862,000	$9.79	Nov 9, 2017	Reduces exercise price to $9.7932	Increases number of Common shares per warrant to 1.0977	Net share: 65,862,000 x [15.02 - 9.7932] /15.02 = 22,919,223 shares delivered
65,862,000	$9.57	Nov 9, 2017	Reduces exercise price to $9.5655	Increases number of Common shares per warrant to 1.0977	Net share: 65,862,000 x [15.02 - 9.5655] / 15.02 = 23,917,844 shares delivered
131,724,000	$9.68

(2)       Based on dividend of $60 million in cash and 2,294,864 shares issued to stockholders of record on December 30, 2011.  Common stock price of $15.02 on December 30, 2011.

(3)       Diluted weighted average number of Company shares outstanding used to calculate FFO/Core FFO per share includes the impact of the warrants, on an if converted method.

MISCELLANEOUS

Expansions, Redevelopments, and Capital Expenditures
Excludes RPI
(in millions, at share unless otherwise noted)

Selected Expansions and Redevelopments (1)

Property	Description	Ownership %	GGP’s Total Projected Share of Cost	GGP’s Investment to Date	Expected Return on Investment (2)	Estimated Construction Start	Expected Construction Completion	Percentage Leased
Major Redevelopment Summary

Glendale Galleria Glendale, CA	G-1 and G-2 renovation, Bloomingdale’s, Remerchandising, Business Development	50%	$57.5	$1.0	10.0%	Q1 2012	Q3 2013	0%

North Point Alpharetta, GA	Demolish vacant Parisian store and construct new theater	100%	10.1	—	12.4%	Q2 2012	Q4 2013	0%

			$67.6	$1.0	10.4%

Capital Expenditures (in thousands)

	Total 2011	Total 2010

Capital Expenditures (3), (4), (7)	$76,636	$96,374
Tenant Allowances and Capitalized Leasing Costs (5), (6), (7)	112,636	59,080
Total	$189,272	$155,454

(1)      Excludes international projects.

(2)      Return on Investment represents first year stabilized cash on cost return, based upon budgeted assumptions. Actual costs may vary.

(3)      Reflects only non-tenant operating capital expenditures. Certain prior period amounts have been reclassified to conform to the current period presentation.

(4)      Restated from prior filings to exclude HHC, discontinued operations, and RPI.

(5)      Reflects tenant allowances on current operating properties.

(6)      Prior period tenant allowances and leasing costs have been restated to cash basis from accrual.

(7)      Certain prior period amounts have been reclassified to conform to the current period presentation.

MISCELLANEOUS

Corporate Information

Stock Listing

Common Stock

NYSE:  GGP

Common Stock Dividend

The Company declared a Cash Dividend for the fourth quarter 2011 of $0.10 per share on November 7, 2011, paid on January 13, 2012, to Common shareholders of record on December 30, 2011.  GGP declared a common share dividend for the third quarter 2011 of $0.10 per share, paid on October 31, 2011, to shareholders of record on October 14, 2011.  In addition, we maintain a Dividend Reinvestment Plan (“DRIP”) in which all eligible stockholders may participate.  There can be no assurance that we will not determine to pay a portion of our 2011 or 2012 dividends in shares of our common stock, as permitted by REIT distribution requirements.  GGP may suspend, terminate or amend the DRIP at any time.

On December 20, 2011, the Company announced the spin-off of Rouse Properties, Inc. (“RPI”) through a pro rata taxable dividend of voting common stock of RPI held by GGP stockholders on January 12, 2012 (the “Distribution Date”) to GGP stockholders of record as of the close of business on the New York Stock Exchange (“NYSE”) on Friday, December 30, 2011 (the “Record Date”). On the Distribution Date, for every share of GGP common stock owned as of the Record Date, GGP stockholders received approximately 0.0375 shares of Rouse Properties’ common stock representing a distribution ratio of 1:26.66.

Investor Relations	Transfer Agent

Kevin Berry	American Stock Transfer & Trust Company, LLC
Vice President, Investor Relations	6201 15th Avenue
General Growth Properties	Brooklyn, NY 11219
110 North Wacker Drive	Phone: (866) 627-2643
Chicago, IL 60606	Foreign Investor Line:
Phone (312) 960-5529	+1 718 921-8124
Fax (312) 342-4459
kevin.berry@ggp.com

Media Contact

David Keating

Vice President, Corporate Communications

General Growth Properties

110 North Wacker Drive

Chicago, IL 60606

Phone (312) 960-6325

Fax (312) 342-4459

david.keating@ggp.com

MISCELLANEOUS

Glossary of Terms

Terms	Description
Gross Leasable Area (GLA)	Total gross leasable space at 100%.

Mall and Freestanding	Inline mall shop and outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores.

Anchor/Traditional Anchor

Department stores whose merchandise appeals to a broad range of shoppers.  Anchors either own their stores, the land under them and adjacent parking areas, or enter into long-term leases at rates that are generally lower than the rents charged to mall store tenants.

Strip Center

An attached row of stores or service outlets managed as a coherent retail entity, with on-site parking usually located in front of the stores. Open canopies may connect the storefronts, but a strip center does not have enclosed walkways linking the stores.

Office	Leasable office space, either peripheral to a retail center or a stand-alone office building without a retail component.

Specialty Leasing	Temporary tenants on license agreements (as opposed to leases) with terms in excess of twelve months. License agreements are cancellable by the Company with 60 days notice.

Operating Metrics	Description
Leased

Leased area represents the sum of: (1) tenant occupied space under lease, (2) all leases signed for currently vacant space and (3) tenants no longer occupying space, but still paying rent for all inline mall shop and outparcel retail locations, excluding anchors (Leased Area). Leased percentage is the Leased Area over the Mall and Freestanding Area.

Occupied

Occupied area represents the sum of: (1) tenant occupied space under lease and (2) tenants no longer occupying space, but still paying rent for all inline mall shop and outparcel retail locations, excluding anchors (Occupied Area). Occupied percentage is the Occupied Area over the Mall and Freestanding Area.

Tenant Sales	Comparative rolling twelve month sales for mall stores less than 10,000 square feet.

Occupancy Cost	Ratio of total tenant charges to comparative sales for tenants less than 10,000 square feet.

In-Place Rent	Weighted average rental rate of mall stores as of a point in time. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.

Expiring Rent	Represents rent at the end of the lease consisting of base minimum rent, common area costs, and real estate taxes.

Initial Rent	Represents initial rent at the time of rent commencement consisting of base minimum rent, common area costs, and real estate taxes.

Average Rent	Represents average rent over the term consisting of base minimum rent, common area costs, and real estate taxes.

Initial Rent Spread	Dollar spread between Initial Rent and Expiring Rent.

Average Rent Spread	Dollar spread between Average Rent and Expiring Rent.